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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GMS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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August 22, 2017

To the Stockholders of GMS Inc.:

        You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the "Annual Meeting") of GMS Inc., on Wednesday, October 18, 2017, at 1:00 p.m. (Eastern Time) at our headquarters located at 100 Crescent Centre Parkway, Seventh floor, Tucker, GA 30084.

        At the Annual Meeting, you will be asked to (i) elect three Class I directors to our board of directors, (ii) approve, on an advisory basis, the compensation of our named executive officers, (iii) determine, on an advisory basis, the frequency with which stockholders will participate in any advisory vote on executive compensation, (iv) approve the GMS Inc. Equity Incentive Plan, (v) approve the GMS Inc. Employee Stock Purchase Plan and (vi) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our stockholders.

        It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote in person.

        Securities and Exchange Commission rules allow companies to furnish proxy materials to their stockholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide you with the information you need, while making delivery more efficient and more environmentally friendly. In accordance with these rules, we have sent a Notice of Internet Availability of Proxy Materials to each of our stockholders providing instructions on how to access our proxy materials and fiscal 2017 Annual Report over the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote online and includes instructions on how to request a printed set of the proxy materials.

        We thank you for your continued support and interest in GMS Inc.

Sincerely,

G. Michael Callahan, Jr. President, Chief Executive Officer and Director

GMS INC.
100 Crescent Centre Parkway, Suite 800
Tucker, Georgia 30084
investor.gms.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 18, 2017

        NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the "Annual Meeting") of GMS Inc., will be held on Wednesday, October 18, 2017, at 1:00 p.m. (Eastern Time) at our headquarters located at 100 Crescent Centre Parkway, Seventh floor, Tucker, GA 30084, for the following purposes:

  •
  Proposal 1: To elect three Class I directors to our board of directors to hold office until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified;

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  Proposal 2: To approve, on an advisory basis, the compensation of our named executive officers;

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  Proposal 3: To determine, on an advisory basis, the frequency with which stockholders will participate in any advisory vote on executive compensation;

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  Proposal 4: To approve the GMS Inc. Equity Incentive Plan;

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  Proposal 5: To approve the GMS Inc. Employee Stock Purchase Plan; and

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  To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Stockholders of record at the close of business on August 21, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        A Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our fiscal 2017 Annual Report is first being mailed on or about September 8, 2017 to all stockholders entitled to vote at the Annual Meeting.

By Order of the Board of Directors,

Craig D. Apolinsky
General Counsel, Corporate Secretary and Vice President
Tucker, Georgia
August 22, 2017

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Notice of Meeting, Proxy Statement, Proxy Card and our fiscal 2017 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended April 30, 2017, are available at investor.gms.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY OVER THE INTERNET, BY TELEPHONE OR MAIL.

GMS INC.

OTHER MATTERS	63
INCORPORATION BY REFERENCE	63
ACCESS TO REPORTS AND OTHER INFORMATION	63
LIST OF COMPANY STOCKHOLDERS	63
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING	63
APPENDIX A—GMS INC. EQUITY INCENTIVE PLAN
APPENDIX B—GMS INC. EMPLOYEE STOCK PURCHASE PLAN

GMS INC.
100 Crescent Centre Parkway, Suite 800
Tucker, Georgia 30084

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 18, 2017

GENERAL

        We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the "Board") of GMS Inc., a Delaware corporation, of proxies to be voted at our 2017 Annual Meeting of Stockholders and at any reconvened meeting after an adjournment or postponement of the meeting (the "Annual Meeting"). We will hold the Annual Meeting at our headquarters located at 100 Crescent Centre Parkway, Seventh floor, Tucker, GA 30084 on Wednesday, October 18, 2017 at 1:00 p.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to "GMS," "Company," "we," "us," and "our" refer to GMS Inc. and its subsidiaries.

        Our mailing address and principal executive office is 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084. Our website is located at investor.gms.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS

        Securities and Exchange Commission ("SEC") rules allow companies to furnish proxy materials to their stockholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide you with the information you need, while making delivery more efficient and more environmentally friendly. We have saved significant mailing and printing costs by providing proxy materials to you over the Internet in accordance with SEC rules. In accordance with these rules, on or about September 8, 2017, we expect to mail to each of our stockholders a notice providing instructions on how to access our proxy materials and fiscal 2017 Annual Report on the Internet (the "Notice of Internet Availability of Proxy Materials"). The Notice of Internet Availability of Proxy Materials, which cannot itself be used to vote your shares, also provides instructions on how to vote online and includes instructions on how to request a paper copy of the proxy materials, if you so desire. The Notice of Internet Availability of Proxy Materials includes a control number that must be entered at the website provided on the notice in order to view the proxy materials. Whether you received the Notice of Internet Availability of Proxy Materials or paper copies of our proxy materials, the Proxy Statement and fiscal 2017 Annual Report are available to you at investor.gms.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

        At the Annual Meeting, you will consider and vote upon:

  •
  Proposal 1: The election of the three Class I director nominees identified in this Proxy Statement;

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  Proposal 2: The approval, on an advisory basis, of the compensation of our named executive officers;

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  Proposal 3: The determination, on an advisory basis, of the frequency with which stockholders will participate in any advisory vote on executive compensation;

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  Proposal 4: The approval of the GMS Inc. Equity Incentive Plan;

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  Proposal 5: The approval of the GMS Inc. Employee Stock Purchase Plan; and

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  The transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

        The information provided in the "question and answer" format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

What is a proxy?

        The Board is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted at the Annual Meeting in accordance with the stockholder's specific voting instructions.

Why am I receiving these materials?

        You are receiving these materials because at the close of business on August 21, 2017 (the "Record Date"), you owned shares of the Company's common stock, $0.01 par value per share. All stockholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

        Each share of our common stock is entitled to vote at the Annual Meeting. As of the Record Date, we had 40,970,905 shares of common stock outstanding. With respect to all of the matters submitted for vote at the Annual Meeting, each share of common stock is entitled to one vote.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        The SEC rules allow companies to choose the method for delivery of proxy materials to stockholders. The Company has elected to mail a Notice of Internet Availability of Proxy Materials, rather than sending a full set of these materials in the mail. The Notice of Internet Availability of Proxy Materials will be sent to stockholders beginning on or about September 8, 2017, and the proxy materials will be posted on the investor relations portion of the Company's website, investor.gms.com, and on the website referenced in the Notice of Internet Availability of Proxy Materials on the same day. Utilizing this method of proxy delivery expedites receipt of proxy materials by the Company's stockholders and lowers the Company's costs. All stockholders will have the ability to access, and receive instructions on how to access, the proxy materials over the Internet or request a printed set of the proxy materials, if desired. The Notice of Internet Availability of Proxy Materials will also provide instructions on how to vote online. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

What information is contained in this Proxy Statement?

        This Proxy Statement includes information about the nominees for Class I directors and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of our principal executive officer, principal financial officer and our three other most highly compensated executive officers (collectively referred to as our "named executive officers"); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

        You will receive one proxy card for all the shares of the Company's common stock that you hold as a stockholder of record (in certificate form or in book-entry form).

        If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

        The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal		How may I vote?	How does the Board recommend that I vote?
1.	The election of the three Class I director nominees identified in this Proxy Statement, each for a three-year term or until his or her successor is duly elected and qualified.	You may (i) vote FOR the election of all Class I director nominees named herein; (ii) WITHHOLD authority to vote for all such Class I director nominees; or (iii) vote FOR the election of all such Class I director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy.	The Board recommends that you vote FOR all three of the Class I director nominees.
2.	The approval, on an advisory basis, of the compensation of our named executive officers.	You may vote FOR or AGAINST the advisory vote on the compensation of our named executive officers, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of the Company's executive compensation.
3.	The determination, on an advisory basis, of the frequency with which stockholders will participate in any advisory vote on executive compensation.
		You may vote in favor the Company seeking an advisory vote on executive compensation EVERY YEAR, EVERY TWO YEARS, or EVERY THREE YEARS, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote in favor the Company seeking an advisory vote on executive compensation EVERY YEAR.
4.	The approval of the GMS Inc. Equity Incentive Plan.	You may vote FOR or AGAINST the approval of the GMS Inc. Equity Incentive Plan, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval of the GMS Inc. Equity Incentive Plan.
5.	The approval of the GMS Inc. Employee Stock Purchase Plan.	You may vote FOR or AGAINST the approval of the GMS Inc. Employee Stock Purchase Plan, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval of the GMS Inc. Employee Stock Purchase Plan.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If your shares are registered directly in your name with the Company's transfer agent, Broadridge Financial Solutions, Inc. ("Broadridge"), you are considered the "stockholder of record" with respect to those shares. The Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2017 Annual Report and proxy card with postage-paid envelope), as applicable, will be sent to stockholders beginning on or about September 8, 2017, and the proxy materials will be posted on the investor relations portion of the Company's website, investor.gms.com, and on the website referenced in the Notice of Internet Availability of Proxy Materials on the same day.

        If your shares are held with a broker or in an account at a bank, you are considered the "beneficial owner" with respect to those shares. These shares are sometimes referred to as being held "in street name." The Notice of Internet Availability of Proxy Materials or full set of proxy materials, as applicable, would have been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in proxy materials or by following the instructions on the enclosed proxy card for voting online or by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a stockholder of record?

        As a stockholder of record, you may vote your shares in any one of the following ways:

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  Call the toll-free number shown on the proxy card;

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  Vote on the Internet on the website shown on the proxy card;

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  Mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or

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  Vote in person at the Annual Meeting.

        Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone or online will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

        As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive, or be provided access to, proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

        As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

        You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to August 21, 2017, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (800) 392-4619 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

        If you are a stockholder of record, you can revoke your proxy before it is exercised by:

  •
  written notice of revocation to our General Counsel and Corporate Secretary at 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084;

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  timely delivery of a valid, later-dated proxy or a later-dated online vote or vote by telephone; or

  •
  attending the Annual Meeting and voting in person by ballot.

        If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question "How do I vote if I am a beneficial owner?" above. All shares represented by valid proxies received and not revoked will be voted at the Annual Meeting in accordance with the stockholder's specific voting instructions.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

        If you are a stockholder of record and sign and return your proxy card or complete the online or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

  •
  FOR the election of the Class I director nominees;

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  FOR the approval, on an advisory basis, of the Company's executive compensation;

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  FOR the Company seeking an advisory vote on executive compensation EVERY YEAR;

  •
  FOR the approval of the GMS Inc. Equity Incentive Plan; and

  •
  FOR the approval of the GMS Inc. Employee Stock Purchase Plan.

What votes need to be present to hold the Annual Meeting?

        Under our Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if stockholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Stockholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as "present" for determining a quorum.

How are votes counted?

        In the election of the Class I directors, your vote may be cast "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast "FOR" or "AGAINST" or you may "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

        Under the rules of the New York Stock Exchange ("NYSE"), if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain "routine" matters without your voting instructions. Since none of the proposals you are being asked to vote on at the Annual Meeting are considered routine matters, your broker, bank or other nominee will not be permitted to vote your shares on any of the proposals at the Annual Meeting unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

        The following table sets forth the voting requirements with respect to each of the proposals:

Proposal		Voting Requirement
1.	The election of the three Class I director nominees identified in this Proxy Statement each for a three-year term or until his or her successor is duly elected and qualified.	Each Class I director must be elected by a plurality of the votes cast. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting.
2.	The approval, on an advisory basis, of the compensation of our named executive officers.
To be approved, this non-binding vote must be approved by a majority of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders "FOR" the approval of the proposal must exceed the number of votes cast "AGAINST" the approval of the proposal. If a stockholder votes to "ABSTAIN," it has the same effect as a vote "AGAINST."
3.	The determination, on an advisory basis, of the frequency with which stockholders will participate in any advisory vote on executive compensation.
For this non-binding proposal, the frequency of "EVERY YEAR," "EVERY TWO YEARS," or "EVERY THREE YEARS" receiving the most votes cast by the stockholders present in person or by proxy, will be deemed to be the frequency preferred by the stockholders.
4.	The approval of the GMS Equity Incentive Plan.
To be approved, this proposal must be approved by a majority of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders "FOR" the approval of the proposal must exceed the number of votes cast "AGAINST" the approval of the proposal. If a stockholder votes to "ABSTAIN," it has the same effect as a vote "AGAINST."

Proposal		Voting Requirement
5.	The approval of the GMS Inc. Employee Stock Purchase Plan.	To be approved, this proposal must be approved by a majority of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders "FOR" the approval of the proposal must exceed the number of votes cast "AGAINST" the approval of the proposal. If a stockholder votes to "ABSTAIN," it has the same effect as a vote "AGAINST."

        Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Amended and Restated Bylaws, our Second Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

        A representative of Merrill Corporation will act as the inspector of elections and count the votes.

Where can I find the voting results?

        We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days of the Annual Meeting. If on the date of this Form 8-K filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2017 Annual Report and proxy card with postage-paid envelope), as applicable, and any additional information furnished to stockholders. Broadridge will assist us in distribution of the proxy materials and Merrill Corporation will provide voting and tabulation services for the Annual Meeting. We may reimburse banks, brokers, custodians and nominees for their reasonable costs of forwarding proxy materials to beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you "householding" for stockholders sharing the same address?

        The SEC's rules permit us to deliver a single copy of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2017 Annual Report and proxy card with postage-paid envelope), as applicable, to an address that two or more stockholders share. This method of delivery is referred to as "householding" and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2017 Annual Report and proxy card with postage-paid envelope), as applicable, to multiple registered stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders. If printed copies of proxy materials are requested, we will still send each stockholder an individual proxy card.

        If you did not receive an individual copy of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2017 Annual Report and proxy card with postage-paid envelope), as applicable, we will send copies to you if you contact us at 100 Crescent Centre Parkway, Tucker, Georgia 30084, Attention: General Counsel and Corporate Secretary or by telephone at (800) 392-4619. If you and other residents at your address have been receiving multiple copies of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2017 Annual Report and proxy card with postage-paid envelope), as applicable, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline for stockholders to propose actions for consideration at the 2018 annual meeting of stockholders?

        Stockholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2018 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than June 20, 2018 and no later than July 20, 2018. Stockholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to our General Counsel and Corporate Secretary at 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084. The requirements for advance notice of stockholders proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

        August 4, 2018 is the deadline for stockholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act. However, if the date of the 2018 annual meeting of stockholders is changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2018 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 100 Crescent Center Parkway, Suite 800, Tucker, Georgia 30084. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

Whom should I call if I have any questions?

        If you have any questions about the Annual Meeting or your ownership of Company voting stock, please contact our transfer agent at:

Broadridge Corporate Issuer Solutions, Inc.
P.O. Box 1342
Brentwood, NY 11717
Internet: www.shareholder.broadridge.com
Telephone: (877) 830-4936
Email: shareholder@broadridge.com

BACKGROUND OF THE COMPANY

        Founded in 1971, we are the leading North American distributor of wallboard and suspended ceilings systems, or ceilings. Our product offering of wallboard, ceilings and complementary interior construction products is designed to provide a comprehensive solution for our core customer, the interior contractor who typically installs these products in commercial and residential buildings. As a leading specialty distributor, we serve as a critical link between our suppliers and a highly fragmented customer base of over 20,000 contractors.

        We provide a comprehensive product offering of over 20,000 stock-keeping-units, or SKUs, of wallboard, ceilings and complementary interior construction products for interior contractors. By carrying a full line of wallboard and ceilings along with steel framing and ancillary products, we are able to serve as a one-stop-shop for our customers.

        Our operating model combines a national platform with a local go-to-market strategy through over 200 branches across the country. We believe this combination enables us to generate economies of scale while maintaining the high service levels, entrepreneurial culture and customer intimacy of a local business.

        On April 1, 2014, GMS Inc. acquired, through its wholly-owned entities, GYP Holdings II Corp. and GYP Holdings III Corp., all of the capital stock of Gypsum Management and Supply, Inc. We refer to this acquisition as the "Acquisition."

        On June 1, 2016, we completed our initial public offering, or IPO, and our common stock began trading on the New York Stock Exchange, or the NYSE, on May 26, 2016 under the ticker symbol "GMS".

        In February and June of 2017, certain of our stockholders completed secondary public offerings of our common stock. We did not receive any proceeds from the sale of our common stock by the selling stockholders. Prior to the secondary offering in June 2017, we were a "controlled company," within the meaning of the corporate governance standards of the New York Stock Exchange, by a control group, consisting of certain affiliates of AEA Investors LP, which we refer to collectively as "AEA," or our Sponsor, and certain of our other stockholders, which controlled a majority of the voting power of our outstanding common stock. As a result of the June 2017 offering, the control group no longer controls a majority of the voting power of our outstanding common stock and, accordingly, we are no longer a "controlled company."

PROPOSAL 1—ELECTION OF CLASS I DIRECTORS

        Our Board has nominated three people for election as Class I directors at the Annual Meeting. Each of the nominees currently is a director of the Company. If our stockholders elect these directors, then the directors will hold office until the annual meeting of stockholders in 2020, or until their successors have been duly elected and qualified, subject to the director's earlier death or resignation or removal. Each of the Board's nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board's nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board's remaining nominees.

        We believe each of the Board's nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board's nominees make them the best candidates to serve on our Board.

        The following table sets forth, as of August 21, 2017, the name and age of each nominee for director, indicating all positions and offices with us currently held by such director:

Name	Age	Position
G. Michael Callahan, Jr.	63	President, Chief Executive Officer and Director
Peter C. Browning	76	Director
Theron I. Gilliam	52	Director

        See the section of this Proxy Statement entitled "Management" for descriptions of the backgrounds and principal occupations of each of our Class I director nominees, as of August 21, 2017.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THREE OF THE BOARD'S CLASS I DIRECTOR NOMINEES LISTED ON THE PROXY CARD.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

        We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefits of our stockholders. We regularly review and consider our corporate governance policies and practices, the SEC's corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our common stock is traded.

        We have adopted the GMS Inc. Corporate Governance Guidelines (our "Corporate Governance Guidelines"), which provide a framework for the governance of the Company as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. Our Corporate Governance Guidelines address, among other things:

  •
  the composition, structure and policies of the Board and its committees;

  •
  director qualification standards;

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  expectations and responsibilities of directors;

  •
  management succession planning;

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  the evaluation of Board performance;

  •
  principles of Board compensation; and

  •
  communications with stockholders and non-management directors.

        Our Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, our Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter.

        Our Corporate Governance Guidelines are posted on our website at investor.gms.com/govdocs. Our Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Company and the Company's stockholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

        We have adopted a code of ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at investor.gms.com/govdocs. In the event that we amend or waive certain provisions of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC rules, we will disclose the same on our website.

Board Composition

        In accordance with the terms of our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, our Board is divided into three classes, Class I, Class II and

Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

  •
  the Class I directors are Messrs. Peter C. Browning, G. Michael Callahan, Jr. and Thereon I. Gilliam, and if reelected, their terms will next expire at the annual meeting of stockholders to be held in 2020;

  •
  the Class II directors are Messrs. John J. Gavin, Ronald R. Ross and J. David Smith, and their terms will expire at the annual meeting of stockholders to be held in 2018; and

  •
  the Class III directors are Messrs. Justin de La Chapelle, Brian R. Hoesterey, Richard K. Mueller and J. Louis Sharpe, and their terms will expire at the annual meeting of stockholders to be held in 2019.

Board of Directors and Director Independence

Controlled Company

        Prior to the completion of the secondary offering of our common stock in June 2017, AEA controlled a majority of the voting power of our common stock. We therefore were a "controlled company" within the meaning of the NYSE listing standards and as a result were not required to comply with certain director independence standards and other requirements of the NYSE.

        Following the completion of the secondary offering of our common stock that closed on June 1, 2017, AEA no longer controls a majority of the voting power of our outstanding common stock. Accordingly, as of such date we were no longer a "controlled company." Consequently, the NYSE listing standards require that (i) we have a majority of independent directors on our Board before June 1, 2018; (ii) we have a majority of independent directors on each of the Compensation Committee and Nominating and Corporate Governance Committee, which we comply with; (iii) the Compensation Committee and Nominating and Corporate Governance Committee be composed entirely of independent directors before June 1, 2018; and (iv) we perform an annual performance evaluation of the Compensation Committee and the Nominating and Corporate Governance Committee. During this transition period, we may continue to utilize the available exemptions from certain corporate governance requirements as permitted by the NYSE listing standards.

        Our Audit Committee consists entirely of independent directors and is in compliance with the rules and regulations of the SEC and the NYSE.

Director Independence and Independence Determinations

        Under our Corporate Governance Guidelines and NYSE listing standards, a director is not independent unless our Board affirmatively determines that he or she does not have a material relationship with us or any of our subsidiaries. Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require our Board to review the independence of all directors at least annually. In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, our Board will determine, considering all relevant facts and circumstances, whether such relationship is material.

        Our Board has affirmatively determined that Messrs. Peter C. Browning, John J. Gavin, Theron I. Gilliam, Ronald R. Ross and J. David Smith are independent directors under the rules of the NYSE and independent directors as such term is defined in Rule 10A-3(b)(1) under the Exchange Act. Mr. G. Michael Callahan, Jr., our President and Chief Executive Officer, is not independent because of his position as an executive officer. Mr. Richard K. Mueller, the Chairman of our Board, is not

independent because of his strategic responsibilities with our business. Our remaining directors, Messrs. Justin de La Chapelle, Brian R. Hoesterey and J. Louis Sharpe, are not independent because of their affiliations with AEA.

Board Leadership Structure

        We currently separate the roles of Chief Executive Officer and Chairman of the Board. These positions are currently held by G. Michael Callahan, Jr., as our Chief Executive Officer, and Richard K. Mueller, as the Chairman of the Board. We believe this leadership structure is appropriate for our Company due to the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction, providing day-to-day leadership and managing our business, while the Chairman of the Board provides guidance to the Chief Executive Officer, chairs board meetings, sets the agendas for meetings of our Board as well as provides information to the members of our Board in advance of such meetings. In addition, separating the roles of Chief Executive Officer and Chairman of the Board allows the Chairman to provide oversight of our management.

        Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but we believe these potential conflicts are offset by our strong corporate governance practices.

Board Oversight of Risk Management

        Our Board administers its risk oversight function primarily through the audit committee. To that end, our audit committee meets at least quarterly with our Chief Financial Officer and our independent auditors where it receives regular updates regarding our management's assessment of risk exposures including liquidity, credit and operational risks and the process in place to monitor such risks and review results of operations, financial reporting and assessments of internal controls over financial reporting. Our Board believes that its administration of risk management has not affected the board's leadership structure, as described above.

        In addition, the Chief Executive Officer's membership on and collaboration with the Board allows Mr. Callahan to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. Mr. Callahan is available to the Board to address any questions from other directors regarding executive management's ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

        The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board, subject to AEA's right to nominate directors to the Board. The Nominating and Corporate Governance Committee does not apply any specific minimum qualifications when considering director nominees. Instead, the Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include, among others (a) ensuring that the Board, as a whole, is appropriately diverse and the extent to which a candidate would fill a present need on the Board, (b) the Board's size and compositions, (c) our corporate governance policies and any applicable laws, (d) individual director performance, expertise, relevant business and financial experience, integrity and willingness to serve actively, (e) the number of other public and private company boards on which a director candidate serves and (f) consideration of director nominees properly proposed by third parties with the legal right to nominate directors or by stockholders in accordance with our bylaws. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company's business and structure. Although the Company does not have a formal policy with respect to diversity, as a matter of practice, the Board considers diversity in the context of the Board as a whole and takes into account considerations relating to ethnicity, gender, cultural diversity and the range of perspectives that the directors bring to their work. Stockholders may also nominate directors for election at the Company's annual stockholders meeting by following the provisions set forth in the Company's Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider. Additionally, for so long as certain affiliates of AEA hold an aggregate of at least 10% of our outstanding common stock, AEA shall be entitled to nominate at least one individual for election to our Board, and our Board and Nominating and Corporate Governance Committee shall nominate and recommend to our stockholders that such individual be elected to our Board. Certain parties to the stockholders' agreement, dated April 1, 2014, by and among the Company, certain affiliates of AEA, certain members of management and all of our existing stockholders prior to our IPO (the "Stockholders' Agreement"), have agreed to vote all of their shares to elect such individual to our Board. See "Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement" for a description of the AEA's right to nominate directors.

Meetings of the Board and Committees

        During the fiscal year ended April 30, 2017, the Board held 7 meetings. All of the directors who served during the fiscal year ended April 30, 2017 attended at least 75% of the total meetings of the Board and each of the Board committees on which such director served during their respective tenure. Directors are expected to make best efforts to attend all Board meetings, all meetings of the committee or committees of the Board of which they are a member and the annual meeting of stockholders. Attendance by telephone or videoconference is deemed attendance at a meeting.

        Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.

Executive Sessions of Non-Management Directors

        Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. The Lead Director, if any, or a director designated by such non-management directors, presides at the executive sessions.

Communications with the Board

        Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of the Company, 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084. The General Counsel and Corporate Secretary will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

        The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. As permitted by the NYSE listing standards, because we qualified as a "controlled company" until June 1, 2017, our Compensation Committee and our

Nominating and Corporate Governance Committee are currently not composed entirely of independent directors. The Compensation Committee and Nominating and Corporate Governance Committee must be composed entirely of independent directors before June 1, 2018. Our Audit Committee consists entirely of independent directors. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter approved by the Board, copies of which are available on our website at investor.gms.com/govdocs.

        The following table shows the membership of each committee of our Board as of April 30, 2017, and the number of meetings held by each committee during the fiscal year ended April 30, 2017:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Peter C. Browning(1)		✓	✓
John J. Gavin(1)	Chair
Theron I Gilliam, Jr.		✓
Brian R. Hoesterey(1)		Chair	✓
Ronald R. Ross	✓
J. Louis Sharpe(1)		✓	Chair
J. David Smith	✓	✓
Number of Fiscal Year 2017 Meetings	9	4	3

(1)
On July 19, 2017, the Board accepted the resignation of Brian R. Hoesterey from the Nominating and Corporate Governance Committee, appointed John J. Gavin to the Nominating and Corporate Governance Committee and appointed Peter C. Browning to serve as Chairman of the Nominating and Corporate Governance Committee.

Audit Committee

        Currently, the members of the Audit Committee are Messrs. John J. Gavin, as Chairman, Ronald R. Ross and J. David Smith. Mr. Gavin qualifies as our "audit committee financial expert" within the meaning of regulations adopted by the SEC. The Audit Committee recommends the annual appointment and reviews independence of auditors and reviews the scope of audit and non-audit assignments and related fees, the results of the annual audit, accounting principles used in financial reporting, internal auditing procedures, the adequacy of our internal control procedures, related party transactions, and investigations into matters related to audit functions. The audit committee is also responsible for overseeing risk management on behalf of our Board. See "—Board Oversight of Risk Management." Our Audit Committee consists entirely of independent directors.

        The charter of the Audit Committee permits the committee to, in its discretion, delegate its duties and responsibilities to one or more subcommittees as it deems appropriate.

Compensation Committee

        Currently, the members of the Compensation Committee are Messrs. Brian R. Hoesterey, as Chairman, Peter C. Browning, Theron I. Gilliam, J. Louis Sharpe and J. David Smith. The principal responsibilities of the Compensation Committee are to review and approve matters involving executive and director compensation, recommend changes in employee benefit programs, authorize equity and other incentive arrangements, and authorize our Company to enter into employment and other employee related agreements. Because we are no longer a "controlled company" within the meaning of the NYSE listing standards, our Compensation Committee must be composed entirely of independent directors by June 1, 2018.

        The charter of the Compensation Committee permits the committee to, in its discretion, delegate its duties and responsibilities to a subcommittee of the Compensation Committee as it deems appropriate and to the extent permitted by applicable law. All proposed delegations of duties of must be adopted by a resolution of the Compensation Committee and reviewed for compliance with the corporate governance standards of the NYSE, the rules and regulations of the SEC and Delaware corporate law.

Nominating and Corporate Governance Committee

        Currently, the members of the Nominating and Corporate Governance Committee are Messrs. Peter C. Browning, as Chairman, John J. Gavin and J. Louis Sharpe. On July 19, 2017, the Board accepted the resignation of Brian R. Hoesterey from the Nominating and Corporate Governance Committee, appointed John J. Gavin to the Nominating and Corporate Governance Committee and appointed Peter C. Browning to serve as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists our Board in identifying individuals qualified to become board members, makes recommendations for nominees for committees and develops, recommends to the Board and reviews our corporate governance principles. Because we are no longer a "controlled company" within the meaning of the NYSE listing standards, our Nominating and Corporate Governance Committee must be composed entirely of independent directors by June 1, 2018.

        The charter of the Nominating and Corporate Governance Committee permits the committee to, in its sole discretion, delegate its duties and responsibilities to one or more subcommittees as it deems appropriate.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee. No interlocking relationship exists between any member of our Compensation Committee (or other committee performing equivalent functions) and any executive, member of the board of directors or member of the compensation committee (or other committee performing equivalent functions) of any other company.

No Hedging Policy

        The Company's Securities Trading Policy prohibits all directors and executive officers of the Company from effecting short sales, put options, call options or other derivative securities, holding securities in a margin account or otherwise pledging securities as collateral for a loan or hedging or similar monetization transactions with respect to the Company's common stock.

INFORMATION ABOUT THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Our Audit Committee routinely reviews the performance and retention of our independent auditor, in accordance with the Audit Committee charter, and has determined that it is an appropriate time to review its selection of our independent auditor. We are therefore conducting a selection process to identify the Company's independent registered public accounting firm for the remainder of the fiscal year ending April 30, 2018. The selection process involves the consideration of, among other factors, cost estimates from multiple "Big Four" accounting firms, including our current independent registered public accounting firm, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"). After completing the selection process, the Audit Committee will appoint an independent registered public accounting firm for the remainder of the year ending April 30, 2018. We currently expect to complete this process around the time we release earnings for the first quarter of fiscal 2018. In light of this ongoing process, we are not submitting a proposal for the ratification of appointment of PricewaterhouseCoopers at the Annual Meeting. We also expect that representatives from the firm selected by the Board to serve as our independent registered public accounting firm for the remainder of fiscal 2018 will be present at the Annual Meeting and that they will have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES AND SERVICES

        The following is a description of the professional services performed and the fees billed by PricewaterhouseCoopers for the fiscal years ended April 30, 2017 and April 30, 2016.

Type of Fees	Fiscal Year Ended April 30, 2017	Fiscal Year Ended April 30, 2016
Audit Fees(1)	$3,439,672	$3,315,800
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	1,800

Total	$3,439,672	$3,317,600

(1)
Audit fees consist of fees for professional services rendered for the audit of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings or engagements. Audit fees also include fees for services provided by PricewaterhouseCoopers in connection with our initial public offering in June 2016 and secondary offerings in February and June 2017, including the registration statements on Form S-1 and amendments thereto in the fiscal years ended April 30, 2017 and 2016.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under audit fees. There were no such fees incurred during fiscal 2017 or fiscal 2016.

(3)
Tax fees are fees for a variety of permissible services relating to tax compliance, tax planning and tax advisory services.

(4)
All other fees relate to professional services not included in the categories above, including fees related to a subscription to an accounting research tool.

        The Audit Committee's outside auditor independence policy provides for pre-approval of audit, audit-related and tax services specifically described by the Audit Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED
SERVICES OF INDEPENDENT AUDITORS

        The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of GMS Inc.'s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by the Company to PricewaterhouseCoopers during the fiscal year the non-audit services were provided; (ii) were not recognized by the Company to be non-audit services at the time of the engagement for such services; and (iii) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting.

        The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

  •
  bookkeeping or other services related to the accounting records or financial statements of GMS Inc.;

  •
  financial information systems design and implementation;

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  appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

  •
  actuarial services;

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  internal audit outsourcing services;

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  management functions or human resources;

  •
  broker or dealer, investment adviser or investment banking services;

  •
  legal services and expert services unrelated to the audit; and

  •
  any other service that the Public Company Accounting Oversight Board prohibits through regulation.

        The Audit Committee's pre-approval policy is in the Audit Committee Charter, which is available on our website at investor.gms.com/govdocs.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

        The Audit Committee is currently comprised of Messrs. John J. Gavin, as Chairman, Ronald R. Ross and J. David Smith. The Audit Committee oversees GMS Inc.'s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at investor.gms.com/govdocs. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent registered public accounting firm.

        In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section of this Proxy Statement entitled "Corporate Governance and Board Matters—Committees of the Board—Audit Committee," the Audit Committee has done the following things:

  •
  reviewed and discussed the audited financial statements in GMS Inc.'s annual report on Form 10-K for the fiscal year ended April 30, 2017 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

  •
  reviewed with PricewaterhouseCoopers, GMS Inc.'s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of GMS Inc.'s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

  •
  received the written disclosures and the letter from PricewaterhouseCoopers required by applicable requirements of the Public Company Accounting Oversight Board (the "PCAOB") regarding PricewaterhouseCoopers' communications with the Audit Committee concerning independence;

  •
  discussed with PricewaterhouseCoopers its independence from management and GMS Inc. and considered whether PricewaterhouseCoopers could also provide non-audit services without compromising the firm's independence;

  •
  discussed with PricewaterhouseCoopers the matters required to be discussed by the Statement on Auditing Standards No. 61., as amended (AICPA, Professional Standards, Vol. 1, AU Section 380, as adopted by the PCAOB in Rule 3200T); and

  •
  discussed with the Company's internal auditors and PricewaterhouseCoopers the overall scope and plans for their respective audits, and then met with the internal auditors and PricewaterhouseCoopers, with and without management present, to discuss the results of their examinations, their evaluations of GMS Inc.'s internal controls and the overall quality of GMS Inc.'s financial reporting.

        Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended April 30, 2017, for filing with the SEC.

        This report has been furnished by the members of the Audit Committee of the Board:

Audit Committee
John J. Gavin, Chairman
Ronald R. Ross
J. David Smith

MANAGEMENT

        The following table sets forth, as of August 21, 2017, the name and age of each executive officer and director of the Company, indicating all positions and offices with us currently held by such executive officer or director:

Name	Age	Position
Executive Officers
Richard K. Mueller	76	Chairman of the Board
G. Michael Callahan, Jr.	63	President, Chief Executive Officer and Director
H. Douglas Goforth	54	Vice President, Chief Financial Officer and Treasurer
Richard Alan Adams	57	Senior Vice President of Operations
Craig D. Apolinsky	50	Vice President, General Counsel and Corporate Secretary
Non-Employee Directors
Peter C. Browning	76	Director
Justin de La Chapelle	37	Director
John J. Gavin	61	Director
Theron I. Gilliam	52	Director
Brian R. Hoesterey	49	Director
Ronald R. Ross	65	Director
J. Louis Sharpe	43	Director
J. David Smith	68	Director

        Set forth below are descriptions of the backgrounds of each executive officer and director of the Company, as of August 21, 2017:

        Richard K. Mueller, the Chairman of our Board, co-founded our Company in 1971. Mr. Mueller served as our Chief Executive Officer from 1990 until May 2015, and as our President from 1990 until 2013. Mr. Mueller continues to be active with the long-term strategic direction and establishing relationships with suppliers, financial institutions, professional organizations and strategic acquisitions. Prior to these roles with us, Mr. Mueller was a sales representative for USG. Mr. Mueller earned a B.S. in Physical Education and an M.S. in Education from the University of Illinois. Mr. Mueller was selected as Chairman of our Board because of his leadership, significant experience as our Chief Executive Officer and his expertise in our industry.

        G. Michael Callahan, Jr., our Chief Executive Officer, President and member of our Board, joined us in 1993. Mr. Callahan has served as our Chief Executive Officer since May 2015 and as our President since 2013. From 1993 to 2013, Mr. Callahan served as our Vice President of Finance and Chief Financial Officer. Prior to joining us, from 1974 to 1993, Mr. Callahan served as a Senior Vice President and Group Manager at C&S National Bank and Nations Bank. Mr. Callahan earned a B.A. in Economics from Georgia State University. Mr. Callahan was selected to serve on our Board because of the perspective, experience and the operational expertise in our business that he has developed as our Chief Financial Officer, Chief Executive Officer and President.

        H. Douglas Goforth, our Vice President, Chief Financial Officer and Treasurer, joined us in 2014. Prior to joining us, Mr. Goforth served as a Senior Vice President, Chief Financial Officer and Treasurer at BlueLinx Holdings Inc., or BlueLinx, from February 2008 until June 2014. From November 2006 until February 2008, Mr. Goforth served as Vice President and Corporate Controller for Armor Holdings Inc., which was acquired by BAE Systems in July 2007. Previously he served as Corporate Controller for BlueLinx from May 2004 until October 2006, where he played a key role in BlueLinx's initial public offering. From 2002 until 2004 he served as Controller for BlueLinx (formerly Georgia-

Pacific, Building Products Distribution Division). Mr. Goforth has over 25 years of combined accounting, finance, treasury, acquisition and management experience with leading distribution and manufacturing companies including Mitsubishi Wireless Communications, Inc., Yamaha Motor Manufacturing, Inc. and Ingersoll-Rand. Mr. Goforth is a North Carolina State Board Certified Public Accountant and earned a B.S. in Accounting from Mars Hill College in North Carolina.

        Richard Alan Adams, our Senior Vice President of Operations, joined us in 1996 and has served as our Senior Vice President of Operations since December 2016. Mr. Adams served as our Subsidiary Accounting Manager from March 1996 to May 2000, as our Controller from May 2000 to November 2013, as our Chief Financial Officer from November 2013 to August 2014, as our Vice President, Chief Accounting Officer and Chief Technology Officer from August 2014 to September 2016 and as our Vice President and Chief Information Officer from September 2016 to April 2017. Prior to joining us, Mr. Adams held various positions with Colonial Pipeline Company. Mr. Adams is a Certified Public Accountant in the State of Georgia and earned a B.B.A. from Emory University and a Masters of Taxation degree from Georgia State University.

        Craig D. Apolinsky, our Vice President, General Counsel and Corporate Secretary, joined us in July 2015. Prior to joining us, Mr. Apolinsky was a corporate and mergers and acquisitions attorney with the law firm of Taylor English Duma LLP from December 2014 until July 2015. From September 2008 until May 2014, Mr. Apolinsky served as Executive Vice President, General Counsel and Corporate Secretary for Alere Health, LLC. Previously he served as Senior Vice President, General Counsel and Corporate Secretary for Merge Healthcare Incorporated from April 2007 until August 2008. From 2005 until 2007 he worked for Gold Kist Inc., most recently serving as its Deputy General Counsel and Assistant Secretary. Prior to joining Gold Kist in 2007, Mr. Apolinsky was a partner at Alston & Bird LLP, where he practiced in the areas of corporate, securities and mergers and acquisitions for eleven years. Mr. Apolinsky received his law degree from the University of Texas at Austin School of Law and his undergraduate degree from the University of Virginia.

        Peter C. Browning has been a member of our Board since 2014 and has served as the Managing Director of Peter C. Browning & Partners, LLC, a board advisory consulting firm, since 2009. Mr. Browning served as Lead Director of Nucor Corporation, or Nucor, from 2006 to 2012, and as Non-Executive Chairman of Nucor from 2000 to 2006. Mr. Browning was the Dean of the McColl Graduate School of Business at Queens University of Charlotte, North Carolina, from 2002 to 2005. From 1998 to 2000, Mr. Browning was President and Chief Executive Officer, from 1996 to 1998, President and Chief Operating Officer, and from 1993 to 1996, Executive Vice President, of Sonoco Products Company, a manufacturer of industrial and consumer packaging products. Before joining Sonoco, from 1990 to 1993, Mr. Browning was Chairman, President and Chief Executive Officer of National Gypsum, a manufacturer and supplier of building and construction products. Mr. Browning currently serves on the boards of directors of Acuity Brands, Inc. and ScanSource, Inc., and previously was a director of Wachovia Corporation until 2008, the Phoenix Companies, Inc. until 2009, Lowe's Companies, Inc. until 2014 and EnPro Industries, Inc. until 2015. Mr. Browning earned a B.A. in History from Colgate University and a M.B.A. from the University of Chicago. Mr. Browning was selected to serve on our Board because he possesses particular knowledge of our industry and has leadership experience with other major corporations.

        Justin de La Chapelle has been a member of our Board since 2014 and serves as Principal at AEA. Mr. de La Chapelle joined AEA in 2006 and focuses on AEA's investments in the Value-Added Industrial Products and Services sectors. Mr. de La Chapelle was involved in AEA's investments in Henry Company, SRS Distribution Inc., or SRS, Behavioral Interventions Inc., RelaDyne, Inc., and of our subsidiary, Gypsum Management and Supply, Inc. Prior to joining AEA, Mr. de La Chapelle worked at Brera Capital Partners, a global private equity firm based in New York. Prior to Brera Capital Partners, he worked at Banc of America Securities in both the mergers and acquisitions group and the leveraged acquisition finance group. Mr. de La Chapelle earned a B.A. in English and

Mathematics, cum laude, from Georgetown University. Mr. de La Chapelle was selected to serve on our Board because he possesses particular knowledge and experience in corporate finance, strategic planning and investments.

        John J. Gavin has been a member of our Board since 2014. Mr. Gavin served as a Senior Operating Advisor with LLR Partners, a growth-oriented private equity firm, from 2010 until 2017. Prior to LLR Partners, Mr. Gavin was Vice Chairman, Chief Executive Officer and President of Drake, Beam, Morin, Inc., or DBM, an international career management and transitions management firm. Before DBM, Mr. Gavin served as President and Chief Operating Officer of Right Management Consultants, Inc., a global provider of integrated consulting solutions across the employment lifecycle. Mr. Gavin was employed from 1979 to 1996 and also served as a partner at Andersen Worldwide, or Andersen, from 1990 to 1996. Mr. Gavin currently serves on the board of Dorman Products, Inc. (NASDAQ: DORM), a supplier of replacement parts and fasteners for the automotive aftermarket. Mr. Gavin has also served as a director of the following publicly held companies during the past five years: Interline Brands, Inc. from 2005 to 2012, CSS Industries, Inc. from 2007 to 2013 and DFC Global Corp from 2007 to 2014. He also serves on the boards of various privately held companies. Mr. Gavin earned a B.B.A. in Accounting from Temple University. Mr. Gavin was selected to serve on our Board, and as the Chairman of our audit committee, because he possesses particular knowledge and experience in strategic planning and leadership of other major corporations and because of his experience as a Certified Public Accountant and former partner at Andersen.

        Theron I. Gilliam has served as a director of our Company since 2014. Mr. Gilliam has served as Chief Executive Officer of NES Global Talent, a global solutions company specializing in recruiting and deploying engineering talent to meet client needs in more than 65 countries, since November 2014. Mr. Gilliam was previously a Managing Director and Operating Partner of AEA, from November 2013 to November 2014. Prior to joining AEA, from January 2007 until April 2012, Mr. Gilliam was the CEO of Adecco Group North America, a multi-brand specialty staffing and workforce solutions company. Mr. Gilliam spent twenty years with PricewaterhouseCoopers LLP, and then IBM Business Consulting Services when it acquired PricewaterhouseCoopers Consulting in 2002. Mr. Gilliam led the global supply chain management consulting services business, as well as the Americas consumer, wholesale distribution and software industry practices. Mr. Gilliam is an independent director for Lennar Corporation, one of the nation's leading homebuilders and a public company listed on the NYSE. Mr. Gilliam is also an independent director for Work Market, Inc., a technology and marketplace platform for enterprises to manage external labor. Mr. Gilliam earned a B.S. in Systems Engineering from the University of Virginia, School of Engineering and Applied Sciences and a M.B.A. from Columbia University. Mr. Gilliam was selected to serve on our Board because of his expertise in matters related to supply chain management and human resources.

        Brian R. Hoesterey has served as a director of our Company since 2014. Mr. Hoesterey is a Partner with AEA, which he joined in 1999, where he focuses on investments in the Specialty Chemicals and Value-Added Industrial Products sectors. Prior to joining AEA, Mr. Hoesterey was with BT Capital Partners, the private equity investment vehicle of Bankers Trust. Mr. Hoesterey has also previously worked for McKinsey & Co. and the investment banking division of Morgan Stanley. Mr. Hoesterey is currently a director of At Home Group Inc., Evoqua, and Swanson Industries. Mr. Hoesterey was previously on the board of CPG International, Houghton, SRS, Henry Company, Unifrax, Pregis and Noveon. Mr. Hoesterey currently serves on the Oversight Committee for Patagonia Sur, a for-profit venture that invests in, protects and enhances scenically remarkable and ecologically valuable properties in Chilean Patagonia. Mr. Hoesterey earned a B.B.A. in Accounting, summa cum laude, from Texas Christian University and received a M.B.A., with honors, from The Harvard Business School. Mr. Hoesterey was selected to serve on our Board because he possesses particular knowledge and experience in corporate finance, strategic planning and investments.

        Ronald R. Ross has served as a member of our Board since 2014. Mr. Ross is currently the Chairman and CEO of SRS, one of the largest roofing distributors in the U.S. For more than the last 24 years, Mr. Ross has served as either the Chief Executive Officer, Chairman, or as a member of the board of directors for several leading platforms in the building products distribution industry. Prior to joining SRS, Mr. Ross partnered with Brazos Private Equity Partners in 2002 to acquire Shelter Distribution, Inc., or Shelter, where he served as President and Chief Executive Officer. After growing Shelter's revenue and completing multiple acquisitions, Mr. Ross assisted in the sale of Shelter to Beacon Roofing Supply in 2005. Prior to his time at Shelter, Mr. Ross served as interim Chief Executive Officer for MMI Products, Inc., a leading manufacturer and distributor of building products. From 1991 to 2000, Mr. Ross served first as President and Chief Executive Officer, and from 1994 as Chairman of the board of directors and as Chief Executive Officer of Cameron Ashley Building Products, a publicly traded building products distributor on the New York Stock Exchange. Mr. Ross has served on the board of directors of both the Builders Suppliers Corporation and the North American Building Materials Distributors Association, the leading building products distribution industry trade association. Mr. Ross received an M.B.A. from Pennsylvania State University as well as a B.S. from Husson College. Mr. Ross was selected to serve on our Board because he possesses particular knowledge and experience in strategic planning and leadership of other major corporations.

        J. Louis Sharpe has served as a member of our Board since 2014. Mr. Sharpe joined AEA in 1998 as an Associate and became a Partner in 2010. Mr. Sharpe focuses on AEA's investments in the Specialty Chemicals and Value-Added Industrial Products sectors. Mr. Sharpe currently serves on the board of VC GB Holdings, Inc. Mr. Sharpe previously served on the boards of Henry Company, RelaDyne, Inc. and SRS. Prior to joining AEA, Mr. Sharpe was in the investment banking division of Morgan Stanley. Mr. Sharpe earned a B.A. in Economics from Yale University. Mr. Sharpe was selected to serve on our Board because he possesses particular knowledge and experience in corporate finance, strategic planning and investments.

        J. David Smith has served as a member of our Board since 2014. Mr. Smith has served as the Chairman of the board of directors at Siamons International, Inc. since 2008, and as a member of the boards of directors of Commercial Metals Company since 2004 and both Henry Company and BlueLinx Holdings Inc. since 2017. Mr. Smith served as President of Alumax Fabricated Products, Inc. and as an officer of Alumax, Inc. from 1989 to 1996. Mr. Smith held the positions of Chief Executive Officer and President of Euramax International, Inc. beginning in 1996 and also served as the Chairman of its board of directors from 2002 until his retirement in 2008. Mr. Smith served as a director of Nortek, Inc., from February 2010 to August 2016, and was appointed to serve as the Chairman of the Nortek's board of directors in April 2012. Mr. Smith also served as member of the board of directors of DiversiTech, Inc. until 2015 and both Houghton International Inc. and Air Distribution Technologies, Inc. until 2014. Mr. Smith has extensive operating and management experience in private and public international metals and building products companies. Mr. Smith received a B.A. from Gettysburg College. Mr. Smith was selected to serve on our Board because he possesses particular knowledge and experience in strategic planning and leadership of other major corporations.

PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Board is providing the Company's stockholders with the opportunity to cast an advisory vote on our executive compensation program, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This proposal is commonly known as a "say on pay" proposal.

        The section of this Proxy Statement entitled "Compensation Discussion and Analysis" describes the Company's executive compensation program that is designed to provide opportunities for our named executive officers to earn incentive compensation based on the achievement of company performance goals balanced with compensation elements intended to retain our management talent over the long-term. Having become a public company approximately on June 1, 2016, we have been engaged, beginning in fiscal 2016, in implementing certain changes to our named executive officers' compensation packages to more closely align them with current public company market practices. As part of this strategy, we believe we utilize an appropriate mix of fixed and variable compensation elements, including salary, short-term cash bonus opportunities, long-term incentive in the form of equity-based compensation, and severance protection benefits, to retain and motivate our named executive officers. We encourage you to review the section of this Proxy Statement entitled "Compensation Discussion and Analysis" for additional details.

        Under our Amended and Restated Bylaws, the above resolution will be approved if the votes cast "FOR" its approval exceed the votes cast "AGAINST" its approval. Abstentions and non-votes by brokers, banks and other nominee holders of record will not be counted as votes for or against the above resolution.

        The Board requests the Company's stockholders approve the compensation of the named executive officers as follows:

    RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the Compensation Discussion and Analysis, the compensation tables and narrative discussion, is hereby approved.

        As an advisory vote, this proposal is not binding on the Company. However, the Compensation Committee and the Board value the opinions expressed by the Company's stockholders on this issue and will consider the outcome of this vote when making future compensation decisions for the named executive officers.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE SEC'S COMPENSATION DISCLOSURE RULES.

PROPOSAL 3—ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

        In accordance with Section 14A of the Exchange Act, we are required, this year, to ask our stockholders to vote on whether future advisory "say on pay" votes on the compensation of our named executive officers, such as Proposal 2 of this Proxy Statement, should occur every year, every two years or every three years. This Proposal 3 asks stockholders to submit their "say on pay" frequency preference (meaning every one, two or three years), or stockholders may abstain from voting on the proposal. The Company requests that the stockholders vote, on an advisory basis, to hold a stockholder advisory vote on executive compensation (a "say on pay" vote) every year.

        The Board believes that holding an advisory "say on pay" vote every year will allow stockholders to provide direct input on the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results. An advisory "say on pay" vote every year will provide the most effective timeframe for the Company to respond to vote results and stockholder feedback.

        As an advisory vote, this proposal is not binding upon the Company. However, our Board values the opinions expressed by stockholders in their vote on this proposal, and will carefully consider the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR, BY THE SELECTION OF "EVERY YEAR" FOR PROPOSAL 3.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        The discussion that follows describes the executive compensation program for fiscal 2017 for the executive officers listed below (our "NEOs"):

Name	Title
G. Michael Callahan, Jr.	President and Chief Executive Officer
H. Douglas Goforth	Chief Financial Officer
Richard K. Mueller	Chairman
Richard Alan Adams	Senior Vice President of Operations
Craig D. Apolinsky	General Counsel and Corporate Secretary

Background

        Prior to the Acquisition, we operated as a closely-held, privately owned company. As such, all compensation programs implemented since the Acquisition through fiscal 2015 were programs of, or decisions made by the founders, including Mr. Mueller (our "Chairman"). Following the Acquisition, the compensation committee of our board of directors (the "Compensation Committee") has had and will continue to have the responsibility for reviewing the executive compensation arrangements in place for NEOs, and for structuring compensation in a way that maximizes long-term Company growth and aligns the interest of our management team with our stockholders.

        In connection with the Acquisition, each of our NEOs (other than Messrs. Goforth and Apolinsky) entered into an employment agreement following individual negotiations with AEA, which agreements were amended and restated effective as of May 1, 2015 (the employment agreements, as amended and restated, the "Original Employment Agreements"). The Employment Agreements (as defined below) generally set forth the material terms of the NEO's respective compensation package and are described in greater detail below in the section of this Proxy Statement entitled "Employment Agreements." AEA also adopted the 2014 GYP Holdings I Corp. Stock Option Plan (as now named the 2014 GMS Inc. (formerly known as GYP Holdings I Corp.) Stock Option Plan, the "2014 Option Plan") for purposes of providing management team members equity compensation following the Acquisition, and as part of its negotiations with the Company's management team, AEA established a pool under the 2014 Option Plan and negotiated the size of grants to be made thereunder to members of the management which included our NEOs (other than Messrs. Goforth and Apolinsky). Mr. Goforth joined the Company as Chief Financial Officer in August 2014 and Mr. Apolinsky joined the Company as General Counsel in July 2015. As with our other NEOs, Mr. Goforth's and Mr. Apolinsky's respective compensation packages for fiscal 2017 are set forth in their employment agreements entered into in connection with their joining the Company (Mr. Goforth's and Mr. Apolinsky's employment agreements, together with the Original Employment Agreements, collectively the "Employment Agreements").

Fiscal 2017 Compensation Goals and Philosophy

        At the request of the Compensation Committee, AON Hewitt presented a compensation benchmarking study to the Compensation Committee in March 2016 which included the peer group companies listed below. The benchmarking study was used as a comparative tool in the Compensation Committee's evaluation of the Company's executive compensation program in relation to companies believed to represent the appropriate comparable labor market for executive talent and to provide context for executive compensation. The peer group used in the study included the following companies: A.O. Smith Corporation, Airgas, Inc., Armstrong, Beacon Roofing Supply, Inc., BlueLinx Holdings, Inc., Boise Cascade Company, Builders FirstSource, Inc., Fastenal Company, Gilbraltar Industries, Inc., HD Supply Holdings, Inc., Huttig Building Products, Inc., Kaman Corporation, Lennox

International Inc., MRC Global Inc., MSC Industrial Direct Co. Inc., Pool Corporation, Simpson Manufacturing Co., Inc., Stock Building Supply Holdings, Inc., USG Corporation, WW. Grainger, Inc., Watsco, Inc., and WESCO International, Inc.

        For fiscal 2017, the objectives of the executive compensation program included the following:

  •
  balancing an entrepreneurial focus with the need to set and achieve pre-determined goals;

  •
  aligning with best practices and standards as determined by institutional stockholders and stockholders advisors;

  •
  basing annual reward opportunities on performance measures linked to stockholders value creation;

  •
  providing substantial, but capped upside that is linked to superior performance; and

  •
  requiring a threshold level of performance in order for any award to be earned.

        For fiscal 2017, the Compensation Committee implemented the following changes: (i) Mr. Callahan's base salary was increased from $700,000 to $725,000, (ii) Mr. Goforth's base salary was increased from $375,000 to $386,250 and his annual bonus opportunity range was set to a range of 70% to 140% of his base salary, (iii) Mr. Adams' base salary was increased from $350,000 to $360,500 and (iv) Mr. Apolinsky's base salary was increased from $300,040 to $315,042, and his annual bonus opportunity range was set to a range of 60% to 120% of his base salary.

        On December 21, 2016, Mr. Adams was promoted to serve in a newly formed position of Senior Vice President of Operations. Mr. Adams continued to serve as the Company's Chief Information Officer until his successor was hired on April 17, 2017.

        The Compensation Committee will continue to review base salaries and awards of cash bonuses and options on an annual basis in order to determine whether the levels and allocation of the various elements of our NEOs' compensation packages are appropriate. The Compensation Committee will conduct its review after the Chief Executive Officer has presented recommendations regarding the level and mix of compensation for our NEOs (other than for the Chief Executive Officer), including with respect to base salary, short-term incentive compensation and long-term incentive compensation. The Chief Executive Officer's recommendations will be developed in consultation with our Vice President of Human Resources and other Company representatives.

        The appropriate mix and amount of compensation for each NEO vary based on the level of the executive's responsibilities and, as discussed above, were generally established at the time of the Acquisition (for Messrs. Goforth and Apolinsky, at the time they commenced employment with the Company), with the material terms relating to cash compensation and short-term incentive compensation being set forth in the Employment Agreements and long-term equity compensation taking the form of options granted under the 2014 Option Plan. The Compensation Committee does not maintain any formal policy or formula for allocating the appropriate mix of compensation as it believes it is more important to remain flexible to respond to shifts in the marketplace in which the Company must compete to recruit and retain executive talent. Therefore, the Compensation Committee retains the authority to review our NEOs' compensation periodically and to use its discretion to adjust the mix of compensation and the amount of any element of compensation as it deems appropriate.

        In April 2017, AON Hewitt presented an updated compensation benchmarking study to the Compensation Committee which will be used by the Compensation Committee as a comparative tool to evaluate executive compensation for fiscal 2018. The peer group used in the study included the following companies: A.O. Smith Corporation, Applied Industrial Technologies, Inc., Armstrong World Industries, Inc., Atkore International Group Inc., Beacon Roofing Supply, Inc., BlueLinx Holdings, Inc., BMC Stock Holdings, Inc., Boise Cascade Company, Builders FirstSource, Inc., Fastenal Company,

Forterra, Inc., Foundation Building Materials Inc., Installed Building Products, Inc., Kaman Corporation, Lennox International Inc., MRC Global Inc., MSC Industrial Direct Co. Inc., NCI Building Systems, Inc., Ply Gem Holdings, Inc., Pool Corporation, Simpson Manufacturing Co., Inc., SiteOne Landscape Supply, Inc., TopBuild Corp., and USG Corporation.

Base Salary

        We believe that the provision of base salary plays an important role in attracting and retaining top executive talent by providing executives with a predictable level of income. Base salaries represent a fixed portion of our NEOs' compensation and vary by job responsibility. The Compensation Committee reviews our NEOs' base salaries annually, though it may make periodic base salary adjustments in connection with an NEO's promotion, change in job responsibility, or when otherwise necessary for equitable reasons. In connection with its review and determination of base salaries, the Compensation Committee will consider market data, the level of the executive's compensation (individually and relative to the other executives), the level of the executive's performance and, for the base salaries for executives other than the chief executive officer, the recommendations of the chief executive officer.

        The following table sets forth our NEOs' base salaries for fiscal 2017.

Named Executive Officer	Base Salary ($)
G. Michael Callahan, Jr.	725,000
H. Douglas Goforth	386,250
Richard K. Mueller	300,000
Richard Alan Adams	360,500
Craig D. Apolinsky	315,042

Annual Bonuses

        The Company maintains the Annual Incentive Plan (the "AIP") in order to drive the Company's annual performance by linking variable compensation payments to achievement of individual and Company performance. Cash bonuses under the AIP are designed to support our strategic business, promote the maximization of Company profitability and encourage teamwork. In fiscal 2017, each of our NEOs, other than Mr. Mueller, was eligible to earn an annual cash bonus under the AIP, subject to the conditions described below. For fiscal 2017, Mr. Mueller did not participate in the AIP but was eligible for a discretionary bonus as determined by the board of directors.

        Under the AIP, an annual bonus pool is established and funded based solely on the Compensation Committee's determination as to the Company's performance as measured against pre-established business and/or financial goals at different levels of the Company's operating structure. For fiscal 2017, the funding of the annual bonus pool was based upon achievement of Adjusted EBITDA goals (weighted 80%) and Working Capital Turns goals (weighted 20%), as set forth below. Our NEOs other than Mr. Mueller are eligible to earn between 0% and 250% of annual base salary as set forth in the table below if the Company's threshold targets are met, with straight-line interpolation being applied for performance above threshold levels.

	Threshold	Target	Maximum
Adjusted EBITDA(1) (in millions)	$165.6	$189.3	$227.1
Working Capital Turns(2) as a percentage of annual net sales	18.2%	17.2%	15.7%

(1)
Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the Company. Adjusted EBITDA, as we define it, is an amount equal to net income (loss) plus interest expense and related items, income taxes, stock compensation, depreciation and amortization, further adjusted to exclude other non-cash items and certain other adjustments. Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. To reconcile this non-GAAP measure with the most directly comparable GAAP measure (net income), please refer to "Selected Consolidated Financial and Other Data" included elsewhere in this prospectus.

(2)
Working Capital Turns equals the 12 month trailing average of trade accounts and notes receivable plus inventories less accounts payable, divided by annual net sales.

        In general, each of our NEOs (other than Mr. Mueller) is entitled to a target bonus equal to a percentage of his base salary, as set forth in the table below. The annual bonuses under the AIP are subject to adjustment by the committee, at its discretion, based on the executive's individual performance and contribution to the Company during the year.

        For each of our NEOs other than Mr. Mueller, the following table sets forth the annual bonus threshold, target and maximum, expressed as a percentage of base salary for our NEOs for fiscal 2017.

Officer	Threshold	Target	Maximum
G. Michael Callahan, Jr.	12.5%	125%	250%
H. Douglas Goforth	7.0%	70%	140%
Richard K. Mueller	—	—	—
Richard Alan Adams	5.0%	50%	100%
Craig D. Apolinsky	6.0%	60%	120%

Long-Term Incentive Plan

        As discussed above, the Company maintains the 2014 Option Plan, a long-term incentive plan under which we may make grants of options from time to time. The main objectives of the 2014 Option Plan are to (1) directly link the executives to increasing stockholder value, (2) incentivize our executives to work towards the achievement of our long-term performance goals, (3) provide the Company a competitive means through which we may better attract able individuals to become executives and (4) retain executives for a multiple year period by providing these individuals with stock ownership opportunities. For the foregoing reasons, we believe providing our NEOs long-term equity compensation in the form of options further advances and aligns the interests of the Company and its stockholders. The Compensation Committee has the authority to make grants under the 2014 Option Plan as it deems appropriate, and generally does so in connection with new hires or promotions within the Company.

        In June 2014, pursuant to the terms of their Employment Agreements, Messrs. Callahan and Adams were granted 718,708 and 269,512 options to purchase shares, respectively, which options vested as to 25% on April 1, 2015 and thereafter as to 6.25% on each of the first 12 quarterly anniversaries of April 1, 2015 such that the option grant will be fully vested on April 1, 2018. Pursuant to the terms of his Employment Agreement, Mr. Goforth was granted 269,512 options to purchase shares on August 18, 2014, which options vested as to 25% on August 18, 2015 and thereafter as to 6.25% on each of the first 12 quarterly anniversaries of August 18, 2015 such that the option grant will be fully vested on August 18, 2018. Pursuant to the terms of his Employment Agreement, Mr. Mueller was granted 60,948 options to purchase shares on June 2, 2016, which options vested as to 25% on June 2, 2017 and thereafter as to 6.25% on each of the first 12 quarterly anniversaries of June 2, 2016 such that the option grant will be fully vested on June 2, 2020. This grant contains a provision whereby Mr. Mueller will be paid, according to a schedule consistent with the vesting schedule of the options, the difference between the share price on April 30, 2015 and the price on the grant date of the related options, which totals $385,191. Pursuant to the terms of his option agreement, Mr. Apolinsky was granted 53,898 options to purchase shares on June 2, 2016, which options vested as to 25% on June 2, 2017 and thereafter as to 6.25% on each of the first 12 quarterly anniversaries of June 2, 2016 such that the option grant will be fully vested on June 2, 2020. This grant contains a provision whereby Mr. Apolinsky will be paid, according to a schedule consistent with the vesting schedule of the options, the difference between the share price on April 30, 2015 and the price on the grant date of the related options, which totals $340,635.

        A description of the effect of a Change in Control on these options (as defined in the 2014 Option Plan) is below under "Payments upon Certain Events of Termination or Change in Control."

Defined Contribution Plan

        The Company provides retirement benefits to the NEOs, including matching contributions, under the terms of its tax-qualified defined contribution plan (the "401(k) Plan"). The NEOs participate in the 401(k) Plan on the same terms as our other participating employees. We believe that the retirement benefits provided under the 401(k) Plan are analogous to those provided by comparable companies. The Company does not maintain any defined benefit or supplemental retirement plans for any of its executive officers.

Perquisites and Other Personal Benefits

        The Company provides the NEOs with perquisites and other personal benefits that it believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. We believe that these benefits enable our executives to focus on our business and enhance their commitment to us. In fiscal 2017, Mr. Mueller was provided perquisites which included (i) use of a Company vehicle, (ii) provision of Netjets service for (x) all business trips and (y) up to 25 hours of personal use per year and a tax gross-up payment for this benefit and (iii) payment for unreimbursed medical expenses in an amount not to exceed $25,000 per year and a tax gross-up payment for this benefit. In fiscal 2017, Mr. Callahan was provided perquisites which included (i) use of a Company vehicle and (ii) provision of Netjets service for (x) all business trips and (y) up to 12 hours of personal use per year and a tax gross-up payment for this benefit. In fiscal 2017, Mr. Goforth was provided use of a Company vehicle. Each of our NEOs received Company matching contributions under the 401(k) Plan. For fiscal 2017, the aggregate value of the perquisites provided to each of Messrs. Adams and Apolinsky was less than $10,000.

        The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs to confirm such levels are reasonable and continue to serve their intended retentive purposes.

Risk Analysis of Compensation Program

        The Compensation Committee has reviewed our compensation program to determine if the elements encourage excessive or unnecessary risk taking that is reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that the Company's compensation program offers an appropriate mix of fixed compensation and short- and long-term variable compensation so as to mitigate the motivation to take high levels of business risk. As a result, the Compensation Committee believes that our compensation program does not encourage unreasonable risk taking that is reasonably likely to have a material adverse effect on the Company.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Code limits the Corporation's deduction for compensation paid to the NEOs (with the exception of the chief financial officer) named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The 2014 Option Plan has been structured so that awards of stock options may be granted in a manner that satisfies the exception under Section 162(m) of the Code for qualified "performance-based compensation," and similarly, the AIP has been structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee will consider the impact of Section 162(m) of the Code in making its compensation decisions, it believes the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, if it is deemed appropriate to provide compensation that does not constitute qualified performance-based compensation, the Compensation Committee may do so and, in such event, certain portions of compensation paid to the NEOs may not be deductible for federal income tax purposes by reason of Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code").

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

        The following table sets forth the cash and non-cash compensation paid to our NEOs for the fiscal years ended April 30, 2017, 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total(1)
G. Michael Callahan, Jr.,	2017	725,000	—	—	906,250	31,642	1,662,892
President and Chief	2016	699,998	—	—	982,100	32,549	1,714,647
Executive Officer(2)	2015	328,860	—	3,211,479	2,237,804	27,731	5,805,874
H. Douglas Goforth,	2017	386,250	—	—	270,375	16,354	672,979
Chief Financial Officer(3)	2016	374,998	—	—	273,585	12,276	660,859
	2015	265,385	105,625	1,204,287	—	—	1,575,297
Richard K. Mueller,	2017	300,000	200,000	582,663	—	28,849	1,111,512
Chairman(4)(5)	2016	441,546	200,000	—	—	27,933	669,479
	2015	1,000,000	200,000	—	—	20,140	1,220,140
Richard Alan Adams,	2017	360,500	—	—	180,250	12,772	553,522
Senior Vice President of	2016	350,009	—	—	196,420	—	546,429
Operations	2015	237,109	—	1,204,287	648,639	—	2,090,035
Craig D. Apolinsky,	2017	315,042	—	515,265	189,025	14,779	1,034,111
General Counsel and	2016	182,640	—	—	132,763	—	315,403
Corporate Secretary	2015	—	—	—	—	—	—

(1)
The amounts in this column for fiscal 2017 were calculated based on the grant date fair value of our common stock, in accordance with FASB ASC Topic 718. Stock awards generally vest in various increments over multi-year periods. As a result, this grant date fair value may not be indicative of the ultimate value the executive may receive under these grants. Assumptions used to determine the grant date fair value for the options issued in fiscal 2017 to our NEOs were as follows:

a.
Volatility—41.1%

b.
Expected life (years)—6

c.
Risk-free interest rate—1.53%.

(2)
The amount set forth under "All Other Compensation" for fiscal 2017 includes (i) matching contributions made to the GMS 401(k) Plan of approximately $2,242, (ii) the imputed value of Company-provided automobile of approximately $14,722, (iii) costs of approximately $6,157 attributable to personal usage of Company-provided aircraft and (vi) approximately $8,521 for the related gross-up payment. The incremental cost to the Company of personal use of Company-provided aircraft is calculated based on the variable operating costs to the Company. We impose an annual limit of 25 hours on Mr. Callahan's non-business use of Company-provided aircraft.

(3)
The amount set forth under "All Other Compensation" for fiscal 2017 includes (i) matching contributions made to the GMS 401(k) Plan of approximately $5,087 and (ii) the imputed value of Company-provided automobile of approximately $11,267.

(4)
In fiscal 2017, Mr. Mueller was awarded a discretionary bonus of $200,000 in recognition of his services to the Company. The payment was approved by the Compensation Committee.

(5)
The amount set forth under "All Other Compensation" for fiscal 2017 includes (i) matching contributions made to the GMS 401(k) Plan of approximately $2,007, (ii) the imputed value of Company-provided automobile of approximately $2,500, (iii) costs of approximately $937 attributable to personal usage of Company-provided aircraft, (vi) approximately $1,017 for the related gross-up payment and (v) and tax gross-up payments of $22,387 related to unreimbursed medical expenses. The incremental cost to the Company of personal use of Company-provided aircraft is calculated based on the variable operating costs to the Company. We impose an annual limit of 12 hours on Mr. Mueller's non-business use of Company-provided aircraft.

GRANTS OF PLAN-BASED AWARDS

        The table below sets forth information regarding all grants of awards made to the named executive officers during the fiscal year ended April 30, 2017. For further information regarding the terms of certain of these grants, see "Compensation Discussion and Analysis" above.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Securities Underlying Options
						Exercise Price of Option Awards ($/sh)
							Grant Date Fair Value of Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
G. Michael Callahan, Jr.	—	90,625	906,250	1,812,500	—	—	—
H. Douglas Goforth	—	27,038	270,375	540,750	—	—	—
Richard K. Mueller	6/2/2016	—	—	—	67,378	$23.11	582,663
Richard Alan Adams	—	18,025	180,250	360,500	—		—
Craig Apolinsky	6/2/2016	18,903	189,025	378,050	53,898	$23.11	515,265

(1)
These columns, where applicable, show the range of possible payouts which were targeted for fiscal 2017 performance under the AIP as described above under "—Annual Bonuses".

Employment Agreements

        We currently use employment agreements to retain our NEOs. As discussed above, the material terms of the Employment Agreements for our NEOs, other than Messrs. Goforth and Apolinsky, were established at the time of the Acquisition.

President and Chief Executive Officer (G. Michael Callahan, Jr.)

        On April 1, 2014 the Company entered into an employment agreement with Mr. Callahan, which was amended and restated effective as of May 1, 2015 and further amended effective as of May 1, 2016. Pursuant to Mr. Callahan's Employment Agreement, the initial employment term commenced on May 1, 2015 and will expire on March 31, 2017, and will thereafter be subject to automatic one-year extensions unless either the Company or Mr. Callahan provides at least 90 days' written notice to the other of intent not to renew the term. The Employment Agreement provided that Mr. Callahan would receive a base salary of $700,000 per year, subject to increase at the discretion of the Company and that he would be eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible. Mr. Callahan would also be eligible to earn a target annual bonus equal to 125% of his base salary pursuant to the terms of the AIP, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee. In addition, Mr. Callahan would be entitled to (a) the provision of Netjets service for (i) all business trips and (ii) personal travel not to exceed 12 hours per year and (b) use of a Company vehicle. Mr. Callahan's Employment Agreement also provided for severance upon certain terminations of employment, as described below under "—Payments upon Certain Events of Termination or Change in Control."

        For fiscal 2017, Mr. Callahan's base salary was increased from $700,000 to $725,000 as approved by the Compensation Committee.

Chief Financial Officer (H. Douglas Goforth)

        On August 12, 2014 the Company entered into an employment agreement with Mr. Goforth, pursuant to which his initial employment term commenced on August 18, 2014 and will expire on August 18, 2017, and will thereafter be subject to automatic one-year extensions unless either the Company or Mr. Goforth provides at least 90 days' written notice to the other of intent not to renew the term. The CFO Agreement provided that Mr. Goforth would receive an annual base salary of $375,000, subject to increase at the discretion of the Compensation Committee and would be eligible to receive a target annual bonus equal to 65% of his base salary, pursuant to the terms of the AIP, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee. Mr. Goforth's Employment Agreement also provides that Mr. Goforth would be eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible and entitled to use of a Company vehicle. Mr. Goforth's Employment Agreement also provides for severance upon certain terminations of employment, as described below under "—Payments upon Certain Events of Termination or Change in Control."

        For fiscal 2017, Mr. Goforth's base salary was increased from $375,000 to $386,250 and his annual bonus opportunity range was set to 70% - 140% of his base salary, as approved by the Compensation Committee.

Chairman (Richard K. Mueller)

        On April 1, 2014 the Company entered into an Employment Agreement with Mr. Mueller which was amended and restated effective as of May 1, 2015 (the "Chairman Agreement") in connection with his resignation from his position as Chief Executive Officer. Pursuant to the Chairman Agreement, Mr. Mueller's employment term commenced on May 1, 2015 and will expire on May 1, 2018. During the employment term, Mr. Mueller would serve as Chairman and would devote a percentage of his business time and attention to the Company as follows (expressed as a percentage of his business time allocated to the Company on an annual basis during the twelve-month period prior to May 1, 2015): (i) 50% during the first year of the employment term and (ii) 30% during each of the second and third years of the employment term. In addition, Mr. Mueller would be entitled to (a) the provision of Netjets service for (i) all business trips and (ii) personal travel not to exceed 25 hours per year, (b) use of a Company vehicle and (c) a payment for unreimbursed medical expenses incurred by Mr. Mueller or his dependents in the amount not to exceed $25,000 per year. Pursuant to the Chairman Agreement, the Company maintains an office space for Mr. Mueller's business use at a location near the executive's home in Atlanta, Georgia. Pursuant to the Chairman Agreement the executive was granted 60,948 options under the 2014 Option Plan on June 2, 2016 (the "Chairman Option Grant"). The Chairman Option Grant will vest as to 25% on the first anniversary of the date of grant and thereafter as to 6.25% on each quarterly anniversary of the date of grant such that the Chairman Option Grant will be fully vested on the fourth anniversary of the date of the grant. In addition, the Chairman Option Grant contains a provision whereby Mr. Mueller will be paid, according to a schedule consistent with the vesting schedule of the Chairman Option Grant, the difference between the share price on April 30, 2015 and the price on the grant date of the related options, which totals $385,191. The Chairman Agreement also provides for severance upon certain terminations of employment, as described below under "—Payments upon Certain Events of Termination or Change in Control."

Senior Vice President of Operations (Richard Alan Adams)

        On April 1, 2014 the Company entered into an employment agreement with Mr. Adams which was amended and restated effective as of May 1, 2015. Pursuant to Mr. Adams' Employment Agreement, the initial employment term commenced on May 1, 2015 and expired on May 1, 2017, but has automatically been extended for a one-year period and thereafter is subject to automatic one-year extensions unless either the Company or Mr. Adams provides at least 90 days' written notice to the other of intent not to renew the term. The Employment Agreement provides that Mr. Adams would receive a base salary of $350,000 per year, subject to increase at the discretion of the Company and will be eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible, including use of a Company vehicle. Mr. Adams would also be eligible to earn a target annual bonus equal to 50% of his base salary with a maximum annual bonus opportunity of up to 100% of his base salary pursuant to the terms of the AIP, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee. Mr. Adams' Employment Agreement also provides for severance upon certain terminations of employment, as described below under "—Payments upon Certain Events of Termination or Change in Control."

        For fiscal 2017, Mr. Adams' base salary was increased from $350,000 to $360,500, as approved by the Compensation Committee.

General Counsel and Corporate Secretary (Craig D. Apolinsky)

        On June 30, 2015 the Company entered into an employment agreement with Mr. Apolinsky, pursuant to which his initial employment term commenced on July 20, 2015 and will expire on July 20, 2018, and will thereafter be subject to automatic one-year extensions unless either the Company or Mr. Apolinsky provides at least 90 days' written notice to the other of intent not to renew the term. The Employment Agreement provides that Mr. Apolinsky will receive an annual base salary of $300,040, subject to increase at the discretion of the Compensation Committee and shall be eligible to receive a target annual bonus equal to 50% of his base salary, pursuant to the terms of the AIP, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee. The Employment Agreement also provides that Mr. Apolinsky is eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible and entitled to use of a Company vehicle. The Employment Agreement also provides for severance upon certain terminations of employment, as described below under "—Payments upon Certain Events of Termination or Change in Control." On June 2, 2016, Mr. Apolinsky was granted 53,898 options under the 2014 Option Plan consistent with the terms of the Chairman Option Grant, including the terms of the make-whole payment.

        For fiscal 2017, Mr. Apolinsky's base salary was increased from $300,040 to $315,042, and his annual bonus opportunity range was set to 60% to 120% of his base salary, as approved by the Compensation Committee.

2017 OUTSTANDING EQUITY AWARDS AT YEAR END

        The following table sets forth certain information with respect to outstanding options held by each of our NEOs on April 30, 2017.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Un-exercisable		Option Exercise Price ($)	Option Expiration Date
G. Michael Callahan, Jr.	269,519	179,677	(1)	12.31	04/01/24
H. Douglas Goforth	101,067	101,067	(2)	12.31	08/18/24
Richard K. Mueller	—	60,948	(3)	23.11	06/02/26
Richard Alan Adams	202,134	67,378	(1)	12.31	04/01/24
Craig D. Apolinsky	—	53,898	(3)	23.11	06/02/26

(1)
These options will vest with respect to the remaining underlying shares in 4 equal installments on each quarterly anniversary of April 1, 2017, such that the options will be fully vested as of April 1, 2018.

(2)
These options will vest with respect to the remaining underlying shares in 6 equal installments on each quarterly anniversary of February 18, 2017, such that the options will be fully vested as of August 18, 2018.

(3)
One quarter of these options will vest on June 2, 2017, and the remaining options will vest with respect to the remaining underlying shares in 12 equal installments on each quarterly anniversary of June 2, 2017, such that the options will be fully vested as of June 2, 2020.

Option Exercises

        None of our NEOs exercised stock options during the fiscal year ended April 30, 2017.

Payments upon Certain Events of Termination or Change in Control

        Pursuant to the terms of the Employment Agreement or Chairman Agreement, as applicable, our NEOs are entitled to receive certain payments in connection with certain termination events. With respect to Messrs. Callahan, Goforth, Adams and Apolinsky, in the event the NEO's employment is terminated by the Company other than for cause, death or disability (each, as defined in the respective Employment Agreement) or by the NEO for good reason (as defined in the respective Employment Agreement), the NEO shall be entitled to (i) base salary continuation for the Severance Period (as defined below); (ii) a pro-rata annual bonus for the year in which termination occurs and (iii) medical benefits continuation for the Severance Period and, to the extent the medical benefits continuation is taxable to the NEO, a tax gross-up payment for such benefit. The Severance Period for our NEOs (other than Mr. Mueller) is: 18 months for Mr. Callahan and 12 months for Messrs. Goforth, Adams and Apolinsky. In the event of a termination for any reason, Mr. Mueller is entitled to receive, in addition to any accrued benefits, a payment in each of the 24 months following the termination date in an amount that is sufficient, after deducting all applicable federal, state and local taxes, to permit Mr. Mueller to pay the full amount of any monthly premium applicable to the medical and dental insurance programs of the Company in which Mr. Mueller participated prior to the termination date.

        With respect to our NEOs other than Mr. Mueller, in the event the NEO's employment is terminated by the Company for cause or on account of the NEOs death, disability or voluntary termination without good reason, the Company is obligated to pay the NEO any accrued benefits through the date of termination, which accrued benefits are quantified in the table below in the

"Accrued Benefits" column. The amounts in the "Accrued Benefits" column represent four weeks' vacation pay.

        The following table describes the estimated value of payments that would have been due to the NEOs (other than Mr. Mueller) in the event that their employment was terminated by the Company due to a termination other than for cause, death or disability of the NEO or by the NEO for good reason on April 30, 2017. With respect to Mr. Mueller, the amount included in the table below is the estimated value of the payment that would have been due upon a termination of employment for any reason occurring on April 30, 2017.

Name	Accrued Benefits ($)	Base Salary ($)	Pro Rata Bonus ($)	Medical Coverage ($)	Other	Total ($)
G. Michael Callahan, Jr.	90,625	1,087,500	906,250	20,577	—	2,104,952
H. Douglas Goforth	32,188	386,250	270,375	22,010	—	710,823
Richard K. Mueller	25,000	—	—	50,000	—	75,000
Richard Alan Adams	30,042	360,500	180,250	13,718	—	584,510
Craig D. Apolinsky	26,254	315,042	189,025	—	—	534,552

        Additionally, our NEOs hold options issued pursuant to the 2014 Option Plan, which options become fully vested and exercisable upon a Change in Control (as defined below). The following table describes the estimated present value of payments for unvested options to purchase shares that would have become vested upon a Change in Control, assuming that such Change in Control occurred on April 30, 2017.

Name	Unvested Stock Options (#)(1)	Outstanding Make-Whole Payments ($)(2)	Total ($)
G. Michael Callahan, Jr.	179,677	—	4,285,296
H. Douglas Goforth	101,067	—	2,410,448
Richard K. Mueller	60,948	385,191	1,180,562
Richard Alan Adams	67,378	—	1,606,965
Craig D. Apolinsky	53,898	340,635	1,044,004

(1)
Represents unvested options as of the fiscal year ended April 30, 2017. Calculations with regard to stock options are based upon the fair market value of the Company's common stock as of April 30, 2017 $36.16, less exercise price.

(2)
Represents the outstanding Make-Whole Payments as of the fiscal year ended April 30, 2017, which payments would become fully vested upon a change of control.

DIRECTOR COMPENSATION

        In fiscal 2017 the Company adopted a director compensation program pursuant to which each non-employee, non-AEA director cash compensation as set forth below, with payments commencing in the third quarter of fiscal 2017. Under the director compensation program, each non-employee, non-AEA director receives an annual retainer of $70,000, paid in amounts of $17,500 per quarter. The chair of the audit committee receives an additional annual retainer of $25,000, paid in amounts of $6,250 per quarter. The chair of the Compensation Committee receives an additional annual retainer of $20,000, paid in amounts of $5,000 per quarter. The chair of the governance committee receives an additional retainer of $15,000, paid in amounts of $3,750 per quarter. In addition, each non-chair independent member of the audit committee receives an additional annual retainer of $12,500 paid in amounts of $3,125 per quarter. In addition, each member of the Compensation Committee received an additional retainer of $10,000, paid in amounts of $2,500 per quarter. For fiscal 2017, annual retainer amounts were prorated for one-half of the year. None of the Company's directors was awarded options in fiscal 2017.

        Shown below is information regarding the director compensation for each member of the Board for fiscal 2017, other than for Messrs. Mueller and Callahan who did not receive director fees in fiscal 2017. These fees represent quarterly payments for the last two quarters of fiscal 2017.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)
Peter C. Browning	$43,750	—	—	$43,750
Justin de La Chapelle	—	—	—	—
John J. Gavin	47,500	—	—	47,500
Theron I. Gilliam	40,000	—	—	40,000
Brian B. Hoesterey	—	—	—	—
Ronald R. Ross	41,250	—	—	41,250
J. Louis Sharpe	—	—	—	—
J. David Smith	40,000	—	—	40,000

(1)
None of our directors was granted options to purchase the Company's common stock in fiscal 2017. Each of Messrs. Browning, Gavin, Ross and Smith was granted options to purchase 30,474 shares of Company common stock at an exercise price of $12.31 per share on September 17, 2014 and Mr. Gilliam was granted an option to purchase 30,474 shares at an exercise price of $14.77 per share on April 8, 2015. As of April 30, 2017, 37.5% of the options granted to Messrs. Browning, Gavin, Ross and Smith were unvested and 50% of the options granted to Mr. Gilliam were unvested.

        Messrs. Hoesterey, Smith, Sharpe, Browning and Gillian Jr., were members of the compensation committee for fiscal 2017, none of whom was an officer or employee of the Company at any time. During fiscal 2017, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis. Based on its review and discussion with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K for fiscal 2017.

Brian R. Hoesterey
J. David Smith
J. Louis Sharpe
Peter C. Browning
Theron I. Gilliam Jr.

PROPOSAL 4—APPROVAL OF THE GMS INC. EQUITY INCENTIVE PLAN

Purpose of the Equity Incentive Plan

        Our Board has approved and unanimously recommends that our stockholders approve the GMS Inc. Equity Incentive Plan (the "Equity Incentive Plan"). The Equity Incentive Plan is a critical tool for attracting qualified employee talent as we continue to build the Company, as well as for retaining, incentivizing and motivating our existing employees, consultants, and non-employee directors to drive the success of our business. Equity awards granted under the Equity Incentive Plan provide participating individuals with a proprietary interest in our long-term success in a manner fully aligned with our stockholders. All executive officers, employees and non-employee directors (approximately 4,535 in total, as of July 31, 2017) are currently eligible to receive stock-based incentive awards.

        Without our stockholders' approval of the Equity Incentive Plan, the Company will not have adequate ability to grant the variety of types of equity awards needed to remain competitive in the marketplace. The Equity Incentive Plan does not have a provision for an annual evergreen replenishment of shares. The Company believes that it has been an excellent steward of our existing equity program under the 2014 Option Plan and expects to similarly administer the Equity Incentive Plan. The Company believes that the number of shares being requested for approval under the Equity Incentive Plan are consistent with industry norms for annual equity grants and we expect the shares requested by this Equity Incentive Plan will fund grants for the next three to five years.

        Our Board believes the Equity Incentive Plan contains a number of features that are consistent with stockholder protection and sound corporate governance practices and is in the best interests of our Company and our stockholders.

        The closing price of a share of our common stock (a "Share") on August 21, 2017 was $28.29.

Vote Required

        The proposal to adopt the Equity Incentive Plan requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

Shares Available Under the Equity Incentive Plan

        If the Equity Incentive Plan is adopted, the 588,935 shares that remain available for issuance under the 2014 Option Plan will be aggregated with the 1,911,065 shares that are approved for issuance under the Equity Incentive Plan. Therefore, if this Proposal is approved, the aggregate number of Shares issuable under the Equity Incentive Plan will be 2,500,000 Shares, all of which will be available for future awards. If the Equity Incentive Plan is approved by our stockholders, the Board will take action provide that, going forward, grants will no longer be made under the 2014 Option Plan.

General Information

        The following is a summary of the other material features of the Equity Incentive Plan. This summary is subject to and qualified by reference to the actual text of the Equity Incentive Plan, a complete copy of which is attached as an appendix to this proxy statement.

        Administration.    A committee of our Board (for purposes of this proposal, the "Committee") will administer the Equity Incentive Plan. The Committee will consist of at least two directors and may consist of the entire Board. To the extent that an award is intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee will consist of at least two directors considered to be "outside directors" under Section 162(m) of the Code and non-employee directors for purposes of Section 162(m) of the Code.

        Plan Term.    The Equity Incentive Plan became effective on August 17, 2017 when it was adopted by our Board, subject to stockholder approval, and will terminate on the tenth (10th) anniversary thereof, unless earlier terminated by the board.

        Eligibility.    Under the Equity Incentive Plan, the "Eligible Individuals" includes officers, employees, consultants and non-employee directors providing services to the Company and its subsidiaries and affiliates. The Committee will determine which Eligible Individuals will receive grants of stock options or other awards.

        Incentives Available.    Under the Equity Incentive Plan, the Committee may grant any of the following types of awards to an Eligible Individual: incentive stock options ("ISOs") and nonqualified stock options ("NQSO" and together with ISOs, "Options"); stock appreciation rights ("SARs"); Restricted Stock; restricted stock units ("RSUs"); Performance Awards (as defined and described below); Dividend Equivalent Rights; and Share Awards (each type of grant, considered an "Award").

        Shares Available.    Subject to any adjustment as provided in the Equity Incentive Plan, the maximum number of Shares that may be issued pursuant to Awards granted under the Plan from its inception shall not exceed 2,500,000, all of which may be issued upon the exercise of ISOs. Subject to any adjustment as provided in the Equity Incentive Plan, the aggregate number of Shares that may be the subject of Options, SARs, Restricted Stock, RSUs, Shares Awards, Performance-Based Restricted Stock and Performance Share Units granted in any calendar year may not exceed 375,000 Shares in the case of an Eligible Individual who is not a director, or 15,000 Shares in the case of a director. The maximum dollar amount of cash that any individual may receive in any calendar year in respect of Performance-Based Compensation may not exceed $4,000,000, and for any Performance Cycle in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Cycle and the denominator of which is twelve (12). Notwithstanding anything to the contrary, no more than five (5) percent of the Shares available for issuance under the Equity Incentive Plan may be granted pursuant to Awards with a vesting period of less than one (1) year (the "One-Year Vesting Rule").

        If an Award, or portion of an Award, expires or terminates without all of the Shares covered by that Award having been issued, or if an Award is settled in cash, the number of Shares underlying the expired, terminated or cash settled Award will not reduce the number of Shares available under the Plan. However, stock-settled Awards and Shares that are repurchased by the Company would still count against the available share pool. If any Shares issued pursuant to an Award are forfeited and returned back to or reacquired by the Company because of the failure to meet a contingency or condition required to vest such Shares in the participant, then the Shares that are forfeited or reacquired will again become available for issuance under the Equity Incentive Plan. Any Shares tendered or withheld (i) to pay the option price of an Option granted under this Equity Incentive Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this Equity Incentive Plan shall not become available again for issuance under this Equity Incentive Plan.

Stock Options

        The Committee may grant Options (which may be ISOs or NQSOs) to Eligible Individuals. An ISO is an Option intended to qualify for tax treatment applicable to ISOs under Section 422 of the Code. An ISO may only be granted to Eligible Individuals that are employees of the Company or any of its subsidiaries. A NQSO is an Option that is not subject to statutory requirements and limitations required for certain tax advantages allowed under Section 422 of the Code.

        Vesting and Exercise Periods.    Each Option granted under the Equity Incentive Plan may be subject to certain vesting requirements and will become exercisable in accordance with the specific terms and conditions of the Option, as determined by the Committee at the time of grant and set forth in an award agreement, subject to compliance with the One-Year Vesting Rule. The term of an Option generally may not exceed ten years from the date it is granted (five years in the case of an ISO granted to a ten-percent stockholder); provided, however, that unless the Committee provides otherwise (i) upon the death of a participant prior to the expiration of an Option (other than an ISO), the Option may be exercised for up to one year following the date of the participant's death, even if such period extends beyond ten years and (ii) if, at the time an Option (other than an ISO) would otherwise expire at the end of its term, the exercise of the Option is prohibited by applicable law or the Company's insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies. Each Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in applicable award agreement.

        Exercise Price.    The purchase price per Share with respect to any Option granted under the Equity Incentive Plan may be not less than 100 percent (100%) of the fair market value of a Share on the date the Option is granted (110 percent (110%) in the case of an ISO granted to a ten-percent stockholder). The option price for any Shares purchased pursuant to the exercise of an Option shall be paid in any of, or any combination of, the following forms: (a) cash or its equivalent (e.g., a check), (b) if permitted by the Committee, the transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee, (c) Share withholding, as a result of which the number of Shares issued upon exercise of an Option would be reduced by a number of Shares having a fair market value equal to the option price, (d) through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee or (e) in the form of other property as determined by the Committee.

        Prohibition on Repricings.    The Committee will have no authority to make any adjustment or amendment (other than in connection with certain changes in capitalization or certain corporate transactions in accordance with the terms of the Equity Incentive Plan, as generally described below) that reduces, or would have the effect of reducing, the exercise price of an Option or SAR previously granted under the Equity Incentive Plan or cancel for cash or other consideration an Option or SAR for which the exercise price (or base price) is more than the then fair market value of a Share for cash or other payment, unless in either case the Company's stockholders approve such adjustment, amendment or cancellation.

        Limits on Incentive Stock Options.    In order to comply with the requirements for ISOs in the Code, no person may receive a grant of an ISO for stock that would have an aggregate fair market value in excess of $100,000, determined when the ISO is granted, that would be exercisable for the first time during any calendar year. If any grant of an ISO is made in excess of such limit, the portion that is over the $100,000 limit would be a NQSO.

SARs

        The Committee may grant SARs to Eligible Individuals on terms and conditions determined by the Committee at the time of grant and set forth in an award agreement. A SAR may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

        Amount and Form of Payment.    A SAR is a right granted to a participant to receive an amount equal to the excess of the fair market value of a Share on the last business day preceding the date of exercise of such SAR over the fair market value of a Share on the date the SAR was granted (the "base price"). A SAR may be settled or paid in cash, Shares, or a combination of each, as determined by the Committee.

        Vesting and Exercise Periods.    Each SAR granted under the Equity Incentive Plan may be subject to certain vesting requirements and will become exercisable in accordance with the specific terms and conditions of the SAR, as determined by the Committee at the time of grant and set forth in an award agreement, subject to compliance with the One-Year Vesting Rule. The term of a SAR generally may not exceed ten years from the date it is granted; provided, however, that unless the Committee provides otherwise (i) upon the death of a participant prior to the expiration of the SAR, the SAR may be exercised for up to one year following the date of the participant's death (but in no event beyond the date on which the SAR otherwise would expire by its terms) and (ii) if, at the time a SAR would otherwise expire at the end of its term, the exercise of the SAR is prohibited by applicable law or the Company's insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies. Each SAR, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in applicable award agreement.

Dividend Equivalent Rights

        The Committee may grant dividend equivalent rights ("Dividend Equivalent Rights"), either in tandem with an Award or as a separate Award, to Eligible Individuals on terms and conditions determined by the Committee at the time of grant and set forth in an award agreement. A Dividend Equivalent Right is a right to receive cash or Shares based on the value of dividends that are paid with respect to the Shares. Amounts payable in respect of Dividend Equivalent Rights shall be deferred until the lapsing of restrictions on such dividend equivalent rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate, and no dividends will be paid currently with respect to then unvested Awards. The Committee shall determine whether the deemed deferred dividend amounts are to be held in cash or reinvested in Share or deemed (notionally) to be reinvested in Shares. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments, as determined by the Committee.

Restricted Stock; RSUs

        The Committee may grant Restricted Stock or RSUs, in each case subject to such vesting requirements and other terms and conditions as determined by the Committee at the time of grant and set forth in an award agreement, subject to compliance with the One-Year Vesting Rule.

        Restricted Stock.    Unless the Committee determines otherwise, upon the issuance of shares of Restricted Stock, the participant shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions made with respect to the Shares. Payment to the participant of any dividends, declared or paid on such Shares shall be deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the participant until such time. Payment of deferred dividends in respect of shares of Restricted Stock shall be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock shall be forfeited upon the forfeiture of such shares of Restricted Stock.

        RSUs.    Each RSU shall represent the right of the participant to receive a payment upon vesting of the RSU, or on any later date specified by the Committee, of an amount equal to the fair market value of a Share as of the date the RSU becomes vested, or such later date as determined by the Committee at the time the RSU is granted (and which will be set forth in the applicable grant agreement). An RSU may be settled or paid in cash, Shares, or a combination of each, as determined by the Committee.

Performance Awards

        Performance awards ("Performance Awards") (including performance units ("Performance Units"), performance share units ("Performance Share Units") and performance-based restricted stock ("Performance-Based Restricted Stock")) may be granted to Eligible Individuals on terms and conditions determined by the Committee and set forth in an award agreement, subject to compliance with the One-Year Vesting Rule.

        Performance Units and Performance Share Units.    Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable performance period), represent the right to receive payment of the specified dollar amount or a percentage of the specified dollar amount depending on the level of performance objective attained; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable performance period), represent the right to receive payment of the fair market value of a Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any other date specified by the Committee or a percentage of such amount depending on the level of performance objective attained; provided, however, that the Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit. The award agreement for each Performance Unit and Performance Share Unit shall specify the number of Performance Units or Performance Share Units to which it relates, the performance objectives and other conditions which must be satisfied in order for the Performance Unit or Performance Share Unit to vest and the performance cycle within which such performance objectives must be satisfied and the circumstances under which the award will be forfeited. Performance Units and Performance Share Units may be settled or paid in cash, Shares, or a combination of each, as determined by the Committee.

        Performance-Based Restricted Stock.    Performance-Based Restricted Stock shall consist of an award of shares of Restricted Stock, issued in the participant's name and subject to appropriate restrictions and transfer limitations. Unless the Committee determines otherwise and as set forth in the applicable award agreement, upon issuance of shares of Performance-Based Restricted Stock, the participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to Shares. The award agreement for each award of Performance-Based Restricted Stock will specify the number of shares of Performance-Based Restricted Stock to which it relates, the performance objectives and other conditions that must be satisfied in order for the Performance-Based Restricted Stock to vest, the performance cycle within which the performance objectives must be satisfied (which will not be less than one (1) year) and the circumstances under which the award will be forfeited. At the time the Award of Performance-Based Restricted Stock is granted, the Committee may determine that the payment to the participant of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the participant shall be deferred until the lapsing of the restrictions imposed upon such Performance-Based Restricted Stock and held by the Company for the account of the participant until such time. Payment of deferred dividends in respect of shares of Performance-Based Restricted Stock shall be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such Performance-Based Restricted Stock.

        Performance Objectives.    Performance objectives ("Performance Objectives") will be designed to support our business strategy and align the interests of participants with the interests of our stockholders. With respect to any Performance Awards intended to constitute "performance-based compensation" within the meaning of Section 162(m) of the Code, Performance Objectives may be expressed in terms of: (i) sales, including (a) net sales, (b) unit sales volume or (c) product price, including mill net price; (ii) share price, including (a) market price per share and (b) share price appreciation; (iii) earnings, including (a) earnings per share, reflecting dilution of shares, (b) gross or pre-tax profits, (c) post-tax profits, (d) operating profit, (e) earnings net of or including dividends, (f) earnings net of or including the after-tax cost of capital, (g) earnings before (or after) interest and taxes, (h) earnings per share from continuing operations, diluted or basic, (i) earnings before (or after) interest, taxes, depreciation and amortization, (j) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items, (k) operating earnings, (l) growth in earnings or growth in earnings per share and (m) total earnings; (iv) return on equity, including (a) return on equity, (b) return on invested capital, (c) return or net return on assets, (d) return on net assets, (e) return on equity, (f) return on gross sales, (g) return on investment, (h) return on capital, (i) return on invested capital, (j) return on committed capital, (k) financial return ratios, (l) value of assets and (m) change in assets; (v) cash flow(s), including (a) operating cash flow, (b) net cash flow, (c) free cash flow and (d) cash flow on investment; (vi) revenue, including (a) gross or net revenue and (b) changes in annual revenues; (vii) margins, including (a) adjusted pre-tax margin and (b) operating margins; (viii) income, including (a) net income and (b) consolidated net income; (ix) economic value added; (x) costs, including (a) operating or administrative expenses, (b) operating expenses as a percentage of revenue, (c) expense or cost levels, (d) reduction of losses, loss ratios or expense ratios, (e) reduction in fixed costs, (f) expense reduction levels, (g) operating cost management, (h) cash costs per unit of sale and (i) cost of capital; (xi) financial ratings, including (a) credit rating, (b) capital expenditures, (c) debt, (d) debt reduction, (e) working capital, (f) average invested capital and (g) attainment of balance sheet or income statement objectives; (xii) market or category share, including (a) market share, (b) volume, (c) unit sales volume and (d) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (xiii) shareholder return, including (a) total shareholder return, (b) shareholder return based on growth measures or the attainment of a specified share price for a specified period of time and (c) dividends; (xiv) objective nonfinancial performance criteria, including (a) attainment of strategic and business goals, (b) regulatory compliance, (c) productivity and productivity improvements, (d) inventory turnover, average inventory turnover or inventory controls, (e) net asset turnover, (f) customer satisfaction based on specified objective goals or Company-sponsored customer surveys, (g) employee satisfaction based on specified objective goals or Company-sponsored employee surveys, (h) objective employee diversity goals, (i) employee turnover, (j) specified objective environmental goals, (k) specified objective social goals, (l) specified objective goals in corporate ethics and integrity, (m) specified objective safety goals, (n) specified objective business integration goals, (o) specified objective business expansion goals or goals relating to acquisitions or divestitures and (p) succession plan development and implementation; or (xv) any combination of or a specified increase in any of the foregoing.

        With respect to Performance Awards not intended to constitute "performance-based compensation," under Section 162(m) of the Code, Performance Objectives may be based on any of the foregoing or any other performance criteria as may be established by the Committee. In either event, Performance Objectives may be based on our performance, one or more of our subsidiaries or divisions, or any combination thereof. In addition, Performance Objectives may be either absolute or relative (to our prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. For Performance Awards intended to constitute "performance-based compensation," within the meaning of Section 162(m) of the Code, the Performance Objectives with respect to a particular performance cycle will be established in writing by the Committee by the earlier of (1) the date on which a quarter of the performance cycle has elapsed and (2) the date which is 90 days after the commencement of the performance cycle and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

        Effect of Certain Events.    The Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events on the Company as a whole or any part of our business or operations, including, generally, (1) changes in accounting principles or tax laws that become effective during the applicable performance period; (2) events that are extraordinary or unusual in nature or infrequent in occurrence; (3) the disposition of a business, or the sale of investments or non-core assets; (4) settlements or recoveries related to claims or litigation; or (5) investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. Any adjustments based on the effect of this type of event are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee and, in respect of Performance Awards intended to constitute "performance-based compensation" under Section 162(m) of the Code, such adjustments shall be permitted only to the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder.

        Determination of Performance.    Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as "performance-based compensation" under Section 162(m) of the Code. In respect of a Performance Award, the Committee may, in its sole discretion, reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse. The Committee shall not be entitled to exercise any discretion if doing so would cause the compensation attributable to such Awards to fail to qualify as "performance-based compensation" under Section 162(m) of the Code.

Share Awards

        The Committee may grant an award of Shares ("Share Awards") to an Eligible Individual on such terms and conditions as the Committee may determine at the time of grant, subject to compliance with the One-Year Vesting Rule. A Share Award may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

Adjustments

        In the event of a Change in Capitalization (as defined in the Equity Incentive Plan) the Committee shall conclusively determine the appropriate adjustments, if any, to (a) the maximum number and class of shares or other stock or securities with respect to which Awards may be granted under the Equity Incentive Plan (including the limits on the individual awards that may be made in any calendar year (as described above)), (b) the maximum number and class of shares or other stock or securities that may be issued upon exercise of ISOs, (c) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the Equity Incentive Plan, (d) the option price of outstanding Options and the base price of outstanding SARs, and (e) the Performance Objectives applicable to outstanding Performance Awards.

Amendment or Termination of the Equity Incentive Plan

        The Equity Incentive Plan may be amended or terminated by the Board without shareholder approval unless shareholder approval of the amendment or termination is required under applicable law, regulation or exchange requirement. No amendment may adversely impact any Awards that had been granted under the Equity Incentive Plan prior to the amendment without the impacted participant's consent. The Equity Incentive Plan will terminate on the tenth anniversary of its effective date; however, when the Equity Incentive Plan terminates, any applicable terms will remain in effect for administration of any Awards outstanding at the time of the Equity Incentive Plan's termination.

Effect of Certain Transactions

        Generally, the award agreement evidencing each Award will provide any specific terms applicable to that award in the event of a Change in Control (as defined in the Equity Incentive Plan). Unless otherwise provided in an award agreement, in connection with a merger, consolidation, reorganization, recapitalization or other similar change in the capital stock of the Company, or a liquidation or dissolution of the Company or a Change in Control (each a "Corporate Transaction"), Awards shall either: (a) continue following such Corporate Transaction, which may include, in the discretion of the Committee or the parties to the Corporate Transaction, the assumption, continuation or substitution of the Awards, in each case with appropriate adjustments to the number, kind of shares, and exercise prices of the awards; or (b) terminate.

        Options and SARs.    If Options or SARs are to terminate in the event of a Corporate Transaction, the holders of vested Options or SARs must be provided either (a) fifteen days to exercise their Options or SARs or (b) payment (in cash or other consideration) in respect of each Share covered by the Option of SAR being cancelled in an amount equal to the excess of the per share consideration to be paid to stockholders in the Corporate Transaction over the price of the Option or the SAR. If the per share consideration to be paid to stockholders in the Corporate Transaction is less than the exercise price of the Option or SAR, the Option or SAR may be terminated without payment of any kind. The holders of unvested Options or SARs may also receive payment, at the discretion of the Committee, in the same manner as described above for vested Options and SARs. The Committee may also accelerate the vesting on any unvested Option or SAR and provide holders of such Options or SARS a reasonable opportunity to exercise the award.

        Other Awards.    If Awards other than Options and SARs are to terminate in connection with a Corporate Transaction, the holders of vested Awards will be provided, and holders of unvested Awards may be provided, at the discretion of the Committee, payment (in cash or other consideration upon or immediately following the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Share covered by the Award being cancelled in an amount equal to the per share consideration to be paid to stockholders in the Corporate Transaction, where the value of any non-cash consideration will be determined by the Committee in good faith. The Committee may, in its sole discretion, provide for different treatment for different Awards or Awards held by different parties, and where alternative treatment is available for a participant's Awards, may allow the participant to choose which treatment will apply to his or her Awards.

Transferability

        The Equity Incentive Plan generally prohibits the transfer of any Award, except (a) transfers by will or the laws of descent and distribution or (b) to a beneficiary designated by the participant, to whom any benefit under the Equity Incentive Plan is to be paid or who may exercise any rights of the participant in the event of the participant's death before he or she receives any or all of such benefit or exercises an award.

Federal Income Tax Consequences

        The following is only a brief summary of the U.S. federal income tax consequences to a recipient and the Company of a stock incentive award, and does not discuss the effect of income tax law of any other jurisdiction (such as state income tax law) in which the recipient may reside.

        Options.    Options may be granted in the form of ISOs or NSOs. ISOs granted to employees are eligible for favorable federal income tax treatment that is provided under Section 422 of the Code if certain requirements are satisfied. An ISO must have an option price that is not less than the fair market value of the stock at the time the Option is granted, and must be exercisable within ten years from the date of grant. An employee granted an ISO or NSO generally does not realize compensation income for federal income tax purposes upon the grant of the Option. At the time of exercise of an ISO, no compensation income is realized by the holder of the Option other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the Shares acquired on exercise of an ISO are held for at least two years after grant of the Option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gain. If the Shares acquired on exercise of an ISO are disposed of within less than two years after grant or one year of exercise, the holder will realize taxable compensation income equal to the excess of the fair market value of the Shares on the date of exercise or the date of sale, whichever is less, over the option exercise price. Any additional amount realized will be taxed as capital gain. At the time of exercise of an NSO the holder of the Option will realize taxable compensation income in an amount of the spread between the exercise price of the Option and the fair market value of the Shares acquired on the date of exercise. The Company will be entitled to a federal income tax deduction at the time of exercise equal to the amount of compensation income that is realized by the holder of an Option.

        SARs.    At the time of settlement of a SAR the holder of the SAR will realize taxable compensation income in an amount of the spread between the base price of the SAR and the fair market value of the Shares acquired on the date of exercise. The Company will be entitled to a federal income tax deduction at the time of settlement equal to the amount of compensation income that is realized by the holder of the SAR.

        Restricted Stock and Performance-Based Restricted Stock.    Employees granted Restricted Stock or Performance-Based Restricted Stock under the Equity Incentive Plan generally recognize as taxable compensation income the fair market value of the Restricted Stock or Performance-Based Restricted Stock on the date the restrictions lapse unless the employee has elected to include the restricted award in income at the time of grant under Section 83(b) of the Code. The Company will be entitled to a federal income tax deduction at the time and in the amount equal to the compensation income that is recognized by the holder of the Restricted Stock or Performance-Based Restricted Stock. The Company will also be entitled to a federal income tax deduction with respect to any dividends paid to an employee during the restricted period equal to the amount of compensation income realized by the holder of the Restricted Stock or Performance-Based Restricted Stock in respect of such dividends (unless the employee has elected to include the restricted award in income when granted under Section 83(b) of the Code).

        Restricted Stock Units, Performance Units and Performance Share Units.    Employees granted RSUs, Performance Units or Performance Share Units under the Equity Incentive Plan generally recognize as taxable compensation income the cash or the fair market value the Shares or other property paid upon settlement of the RSUs, Performance Units and Performance Awards. The Company will be entitled to a federal income tax deduction at the time of payment equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or Performance Share Units. The Company will also be entitled to a federal income tax deduction with respect to any dividend equivalents paid to an employee equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or Performance Share Units.

        Share Awards.    Share Awards are in the nature of Shares of the Company (as opposed to phantom stock). Employees granted Share Awards under the Equity Incentive Plan generally recognize as taxable compensation income the aggregate of fair market value of the Share Award on the date the Share Award is no longer subject to a substantial risk of forfeiture. The Company will be entitled to a federal income tax deduction at the time a Share Award is not subject to a substantial risk of forfeiture equal to the amount of compensation income realized by the holder of the Share Award.

        Code Section 162(m).    Subject to stockholder approval of the Equity Incentive Plan, compensation deemed paid by us to Eligible Individuals who are granted Awards or Options under the Equity Incentive Plan may qualify as "performance-based compensation" for purposes of Section 162(m) of the Code (when applicable to the Company) and may not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the federal income tax deduction by us of compensation paid by us to certain executive officers. The $1.0 million limitation does not apply to compensation deemed paid with respect to those Awards or Options that qualify as performance-based compensation.

        Excise Taxes.    The effect of a Corporate Transaction on Options or other Awards, if any, may include accelerated vesting or lapse of restrictions with respect to Options or other Awards. Under certain circumstances, the accelerated vesting or lapse of restrictions with respect to Options or other Awards in connection with a Corporate Transaction may be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a participant may be subject to a 20% excise tax and we may be denied a tax deduction.

        Section 409A.    Section 409A of the Code generally imposes an additional 20% income tax, as well as interest and penalties, on recipients of deferred compensation that does not comply with Section 409A of the Code. "Deferred compensation" for this purpose generally consists of compensation to which an individual has a legally binding right in a taxable year and which is to be paid in a later taxable year. In addition to the taxes, interest and penalties, deferred compensation that does not comply with Section 409A of the Code may be required to be taken into income earlier than is intended. Awards under the Equity Incentive Plan are intended either not to be subject to Section 409A of the Code or to comply with Section 409A of the Code. If Awards under the Equity Incentive Plan are subject to Section 409A of the Code and do not comply with Section 409A of the Code, participants may be liable for the tax, interest and penalties imposed by the statute.

New Plan Benefits

        No determination has been made as to which of the individuals eligible to participate in the Equity Incentive Plan will receive awards under the Equity Incentive Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable. However, please refer to the section of this Proxy Statement entitled "Executive Compensation," which provides information on the grants made in the last fiscal year, and the section of this Proxy Statement entitled "Director Compensation," which provides a description of grants made to our non-employee directors in the last fiscal year.

        We are committed to delivering value to our stockholders and we firmly believe in long-term, stock-based incentives for our executives, key employees and non-employee directors. Stock-based incentives align the interests of our employees with the interests of our stockholders and help us to attract and retain qualified and talented employees.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 4 TO APPROVE THE GMS INC. EQUITY INCENTIVE PLAN.

PROPOSAL 5—APPROVAL OF GMS INC. EMPLOYEE STOCK PURCHASE PLAN

        The Board unanimously recommends that the Company's stockholders approve the GMS Inc. Employee Stock Purchase Plan (the "ESPP"), which will provide for the issuance of up to 2,000,000 shares of the Company's common stock, no par value ("Shares"), to eligible employees. The ESPP will provide our employees with the opportunity to purchase Shares through accumulated payroll deductions, at a discount from the market price, thereby providing employees with the ability to acquire an equity interest in the Company. This will incentivize employees and further align their interests with those of our stockholders. The Board approved the ESPP on August 17, 2017, subject to stockholder approval at the Annual Meeting.

Summary of ESPP

        The following is a summary of the material features of the ESPP and does not describe all of the ESPP's provisions. We urge you to read the complete text of the ESPP that is included as an appendix to this proxy statement. Capitalized terms used in this summary that are not otherwise defined have the meanings given in the ESPP.

Administration

        The ESPP is administered by the Compensation Committee of the Board (for purposes of this proposal, the "Committee"). The Committee may delegate any or all of its administrative authority under the ESPP to a committee comprised of officers or senior level employees of the Company, other than the authority to: (i) increase the maximum number of Shares available for issuance under the ESPP or the maximum number of Shares that may be purchased by any Participant during any Offering Period (other than for adjustments in connection with an Adjustment Event), (ii) modify the eligibility requirements under the ESPP, (iii) designate a subsidiary as eligible to participate in the ESPP, (iv) change the maximum duration of Offering Periods, (v) establish or change the Offering Price for any Offering Period or (vi) take any action specifically reserved by the Committee.

        In its capacity as the Plan Administrator, the Committee has full authority to adopt administrative rules and procedures and to interpret the provisions of the ESPP. All costs and expenses incurred in the administration of the ESPP are paid by the Company.

Shares Subject to the ESPP

        The ESPP authorizes the issuance of a total of 2,000,000 Shares, which Shares may be authorized but unissued Shares or treasury shares (including, without limitation, Shares acquired by the Company on the open market). Any Shares issued under the ESPP will reduce, on a Share-for-Share basis, the number of Shares available for issuance under the ESPP. In the event of any change to our outstanding Shares as a result of a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar event, appropriate adjustments will be made to the number of Shares available under the ESPP and to each outstanding Purchase Right (as defined below).

Purchase Rights, Offering Periods and Purchase Dates

        The ESPP operates by offering eligible employees the right to use accumulated payroll deductions to purchase Shares (a Purchase Right) through a series of successive or overlapping offering periods (each, an "Offering Period"). The maximum duration of an Offering Period under the ESPP is 27 months. The Committee may determine that there will be a single Purchase Date on the last day of an Offering Period or multiple Purchase Dates during an Offering Period.

Eligibility and Participation

        The ESPP allows employees of the Company and its designated subsidiaries to participate, except for an employee (i) whose customary employment is for not more than (x) 20 hours of service per week or (y) five months per calendar year or (ii) who, immediately after the Purchase Right is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or a subsidiary. The Committee, however, may waive the service requirements for eligibility to participate in the ESPP with respect to employees who customarily work for less than 20 hours per week or for less than five months per calendar year. As of July 31, 2017, we estimate that approximately 4,525 employees will be eligible to participate in the ESPP.

        In order to participate in the ESPP, an employee who is eligible at the beginning of an Offering Period must elect a percentage of compensation or fixed dollar amount of payroll deductions. We refer to employees who have enrolled in the ESPP as "Participants." Participants may elect to contribute between 1-10%, or a fixed dollar amount, of eligible compensation. Notwithstanding anything to the contrary, Participants may not accrue the right to purchase stock under the ESPP (or any other tax-qualified stock purchase plan) with a fair market value exceeding $25,000 (determined in accordance with Section 423(b)(8) of the Code) in any calendar year, and reductions may be made by the Plan Administrator to a Participant's payroll deduction election in order to comply with this limitation. A Participant's accumulated payroll deductions will be used on each Purchase Date to buy whole Shares at the applicable Offering Price (as defined below). For purposes of the ESPP, eligible compensation generally includes base salary, incentive bonuses, commissions, overtime pay, shift premiums and other similar compensation payable in cash.

        Once an eligible Employee becomes a Participant, he or she will be deemed to continue participation in the ESPP until the earlier of (a) the termination of the ESPP, (b) the Participant's withdrawal from the ESPP or (c) the Participant ceasing to be an eligible employee. A Participant may generally withdraw from the ESPP during an Offering Period, and his or her accumulated payroll deductions will be refunded and not used to purchase Shares. If a Participant's employment is terminated for any reason or he or she is no longer an eligible employee, the Participant's participation in the ESPP will cease and any payroll deductions that the Participant made for the Offering Period in which his or her participation ends will be refunded and will not be used to purchase Shares.

Offering Price

        The "Offering Price" of the Shares acquired on each applicable Purchase Date will be established by the Committee but may not be less than 85% of the lower of (i) the closing price per Share on the first business day of the Offering Period and (ii) the closing price per Share on the Purchase Date. The closing price on any relevant date under the ESPP will be the closing price per Share on such date on the New York Stock Exchange.

Non-transferability

        No Purchase Rights will be assignable or transferable by the Participant, except by will or the laws of inheritance following a Participant's death.

Corporate Transaction

        In the event of (a) a merger, consolidation, reorganization, recapitalization or other similar change in the Company's capital stock or (b) a liquidation or dissolution of the Company, the Committee shall have the option, in its discretion, to (A) accelerate the next Purchase Date with respect to the Offering Period then in progress to any payroll date preceding the Corporate Transaction and promptly refund (without interest) any cash balance remaining in a Participant's account to such Participant or (B) terminate the Offering Period then in progress immediately prior to the consummation of such

Corporate Transaction and refund the entire cash balance of a Participant's account to such Participant as soon as reasonably practicable.

Amendment and Termination

        The Board shall have complete power and authority to terminate or amend the ESPP; provided, however, that the Board shall not, without the approval of the stockholders of the Company, (a) increase the aggregate number of Shares which may be issued under the Plan (other than in connection with adjustments made in connection with an Adjustment Event) or (b) change the class of employees eligible to receive Purchase Rights under the ESPP; and provided, further, however, that no termination, modification or amendment of the ESPP may, without the consent of a Participant then having a Purchase Right under the Plan, adversely affect the rights of such Participant under such Purchase Right. Notwithstanding the foregoing, the Company shall not be prohibited from terminating the ESPP at any time (including during an Offering Period) and applying the amounts theretofore withheld from a Participant to the purchase of Shares as if the termination date of the Plan were a Purchase Date and promptly refunding (without interest) any cash balance remaining in such Participant's account to the Participant.

Term

        The ESPP will terminate upon the termination of the ESPP by the Board or, if earlier, when no more Shares are available for issuance under the ESPP.

Market Value

        The closing price of a Share on August 21, 2017 was $28.29.

U.S. Federal Income Tax Consequences

        The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under such an arrangement, no taxable income will be recognized by a Participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the Purchase Rights. However, a Participant may become liable for tax upon dispositions of Shares acquired under the ESPP, and the tax consequences will depend on how long a Participant has held the Shares prior to disposition.

        Taxable income will not be recognized until: (i) there is a sale or other disposition of the Shares acquired under the ESPP; or (ii) the Participant dies while still owning the purchased Shares. If a Participant sells or otherwise disposes of the purchased Shares within two years after the beginning of the Offering Period in which such Shares were acquired or within one year after the Purchase Date, the Participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the Shares on the Purchase Date exceeded the price paid for those Shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to such amount. The Participant also will recognize a capital gain to the extent the amount realized upon the sale of the Shares exceeds the sum of the aggregate price paid for those Shares and the ordinary income recognized in connection with the disposition.

        If a Participant sells or otherwise disposes of the purchased Shares more than two years after the beginning of the Offering Period in which such shares were acquired and more than one year after the Purchase Date (or the Participant dies while holding the purchased Shares), the Participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the sale price of the Shares exceeded the price paid for those Shares and (ii) the amount by which the fair market value of the Shares on the first day of the Offering Period exceeded the Offering Price (determined as if the first day of the Offering Period was the Purchase Date). Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

        The foregoing provides only a general description of the application of federal income tax laws with respect to participation in the ESPP. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

New Plan Benefits

        The benefits to be received by our employees as a result of the adoption of the ESPP are not determinable, since the amounts of future purchases by Participants are based on elective Participant contributions. No Purchase Rights have been granted, and no shares have been issued with respect to the 2,000,000 Shares reserved for issuance pursuant to the ESPP.

        Under the By-laws of the Company, the ESPP will be approved if the votes cast "FOR" its approval exceed the votes cast "AGAINST" its approval. Abstentions and non-votes by brokers, banks and other nominee holders of record will not be counted as votes for or against the ESPP.

THE BOARD UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 5 TO APPROVE THE ESPP.

STOCK

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth information regarding the beneficial ownership of our common stock as of July 31, 2017:

  •
  each person or entity who is known by us to beneficially own more than 5% of our common stock;

  •
  each of our directors and named executive officers; and

  •
  all of our directors and executive officers as a group.

        Information with respect to beneficial ownership has been furnished to us by each director, executive officer or stockholder listed in the table below, as the case may be. The amounts and percentages of our common stock beneficially owned are reported on the basis of rules of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after July 31, 2017, including any shares of our common stock subject to an option that has vested or will vest within 60 days after July 31, 2017. More than one person may be deemed to be a beneficial owner of the same securities.

        The percentage of beneficial ownership is based on 40,970,905 shares of common stock outstanding as of July 31, 2017.

        Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, the address for each person or entity listed below is c/o GMS Inc., 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
5% Stockholders
AEA(1)(2)	11,325,058	27.6%
Directors and Named Executive Officers
Richard K. Mueller(3)	558,546	1.4%
G. Michael Callahan, Jr.(4)	1,096,807	*
H. Douglas Goforth(5)	278,319	*
Richard Alan Adams(6)	288,978	*
Craig D. Apolinsky(7)	21,543	*
Peter C. Browning(8)	22,855	*
Justin de La Chapelle(9)	—	—
John J. Gavin(10)	35,671	*
Theron I Gilliam(11)	27,141	*
Brian R. Hoesterey(9)	—	—
Ronald R. Ross(12)	73,645	*
J. Louis Sharpe(9)	—	—
J. David Smith(13)	23,855	*
All executive officers and directors as a group (13 persons)	2,427,358	5.9%

*
Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
For purposes of this beneficial ownership table, we have excluded shares of common stock held of record by other parties to the stockholders' agreement or voting proxies with which AEA may be deemed to share beneficial ownership by virtue of voting provisions of such agreement or proxies. All of our stockholders prior to the IPO were parties to the stockholders' agreement. See "Certain Relationships and Related Party Transactions—Stockholders' Agreement."

(2)
Represents shares of our common stock held of record by AEA GMS Holdings LP ("AEA GMS Holdings"), whose general partner is AEA GMS Holdings GP LLC ("AEA GMS Holdings GP"). The members of AEA GMS Holdings GP are (i) AEA Investors Participant Fund V LP, (ii) AEA Investors QP Participant Fund V LP, (iii) AEA Investors Fund V LP, (iv) AEA Investors Fund V-A LP and (v) AEA Investors Fund V-B LP (the entities named in clauses (i) through (v), collectively, the "AEA Funds"). The AEA Funds are also limited partners of AEA GMS Holdings. The general partner of each of AEA Investors Participant Fund V LP and AEA Investors QP Participant Fund V LP is AEA Investors PF V LLC, whose sole member is AEA Investors LP. The general partner of each of AEA Investors Fund V LP, AEA Investors Fund V-A LP and AEA Investors Fund V-B LP is AEA Investors Partners V LP, whose general partner is AEA Management (Cayman) Ltd. Each of AEA GMS Holdings GP, the AEA Funds, AEA Investors PF V LLC, AEA Investors Partners V LP, AEA Investors LP and AEA Management (Cayman) Ltd. may be deemed to share beneficial ownership of the shares of our common stock held of record by AEA GMS Holdings, but each disclaims beneficial ownership of such shares. John L. Garcia, the Chairman and Chief Executive Officer of AEA Investors LP and the sole stockholder and director of AEA Management (Cayman) Ltd., may also be deemed to share beneficial ownership of the shares of our common stock held of record by AEA GMS Holdings, but Mr. Garcia disclaims beneficial ownership of such shares. For a description of our relationship with AEA, please see "Certain Relationships and Related Party Transactions."

The address for each of AEA GMS Holdings, AEA GMS Holdings GP, AEA Investors Participant Fund V LP, AEA Investors QP Participant Fund V LP, AEA Investors PF V LLC, AEA Investors LP and Mr. Garcia is c/o AEA Investors LP, 666 Fifth Avenue, 36th Floor, New York, NY 10103. The address for each of AEA Investors Fund V LP, AEA Investors Fund V-A LP, AEA Investors Fund V-B LP, AEA Investors Partners V LP and AEA Management (Cayman) Ltd. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(3)
Represents shares of our common stock held of record by Second Bite Investments, LLC, of which Richard K. Mueller is the Chief Executive Officer. Mr. Mueller may be deemed to share beneficial ownership of the shares of our common stock held of record by Second Bite Investments, LLC, but Mr. Mueller disclaims beneficial ownership of such shares. Mr. Mueller is the Chairman of our board of directors and co-founded our Company in 1971. Mr. Mueller served as our Chief Executive Officer from 1990 until May 2015, and as our President from 1990 until 2013. Includes 19,046 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017.

(4)
Includes (i) 253,950 shares of common stock held by the 2009 G. Michael Callahan, Jr. Family Trust and (ii) 314,438 shares of common stock issuable upon exercise of options held by Mr. Callahan that have vested or will vest within 60 days after July 31, 2017. Mr. Callahan may be deemed to share beneficial ownership of the shares of our common stock held of record by the 2009 G. Michael Callahan, Jr. Family Trust, but Mr. Callahan disclaims beneficial ownership of such shares.

(5)
Includes 134,756 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017.

(6)
Includes 218,978 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017.

(7)
Includes 16,843 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017.

(8)
Includes 15,237 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017. Mr. Browning is a member of our board of directors.

(9)
Does not include 11,325,058 shares of our common stock held of record by AEA GMS Holdings. Mr. de La Chapelle is a principal of AEA, and Messrs. Hoesterey and Sharpe are partners of AEA. Each of Messrs. de La Chapelle, Hoesterey and Sharpe serves on our board of directors as a representative of AEA, but each disclaims beneficial ownership of the shares of our common stock held of record by AEA GMS Holdings.

The address for each of Messrs. de La Chapelle, Hoesterey and Sharpe is c/o AEA Investors LP, 666 Fifth Avenue, 36th Floor, New York, NY 10103.

(10)
Includes 22,855 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017. Mr. Gavin is a member of our board of directors.

(11)
Includes 17,141 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017. Mr. Gilliam is a member of our board of directors.

(12)
Includes 22,855 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017. Mr. Ross is a member of our board of directors.

(13)
Includes 22,855 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2017. Mr. Smith is a member of our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding Company common stock, to file reports of their stock ownership and changes in their ownership of our Company common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in the fiscal year ended April 30, 2017. Based solely on our review of the copies of such reports furnished to us or such representations, as appropriate, to our knowledge all of our executive officers and directors, and other persons who owned more than 10% of our outstanding Company common stock, fully complied with the reporting requirements of Section 16(a) during the fiscal year ended April 30, 2017.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following sets forth the aggregate information of our equity compensation plans in effect as of April 30, 2017. For further information, see Note 11 to the Notes of our consolidated financial statements included in our Form 10-K for the year ended April 30, 2017 under the caption "Item 8—Financial Statements and Supplementary Data."

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2014 GMS Inc. (formerly known as GYP Holdings I Corp.) Stock Option Plan	2,087,645	$14.88	1,503,777
Equity compensation plans not approved by security holders	—	—	—
Total	2,087,645	$14.88	1,503,777

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The following is a description of transactions during the fiscal year ended April 30, 2017 to which we were a party in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or the consideration that we paid or received, as applicable, in connection with the transactions described below are comparable to terms available or amounts that would be paid or received, as applicable, in arms'-length transactions with parties unrelated to us.

Management Agreement

        Prior to the completion of our initial public offering, we entered into a management agreement with our Sponsor relating to the provision of their advisory and consulting services. The agreement required us to pay our Sponsor an annual management fee of approximately $2.3 million per year following the Acquisition. The annual management fee was payable in quarterly installments of approximately $0.6 million, in advance, on the first day of each calendar quarter. The management agreement also required us to reimburse our Sponsor for their reasonable out-of-pocket costs and expenses incurred in connection with the Acquisition, their provision of ongoing advisory and consulting services, monitoring their investment in us and developing, negotiating, performing or enforcing any agreements or documents relating to their investment in us. The cost reimbursement was typically billed in arrears during the month following the end of each quarter. As of April 30, 2017, we have reimbursed our Sponsor for reasonable out-of-pocket costs and expenses in the aggregate amount of approximately $0.4 million. We believe that the management agreement and the services mentioned above were on terms at least as favorable to us as we would expect to negotiate with unrelated third parties. Immediately following the consummation of our initial public offering, on June 1, 2016, the management agreement was terminated.

        Pursuant to the management agreement, we agreed to indemnify our Sponsor against any claims or liabilities relating to or arising out of actions taken by our Sponsor under the terms of the management agreement or the operation of our business, except for claims or liabilities that are shown to have resulted from actions taken by our Sponsor in bad faith, or due to our Sponsor's gross negligence or willful misconduct. This indemnification provision survived termination of the management agreement.

Stockholders' Agreement

        We, our Sponsor, certain members of management, and all of our existing stockholders prior to our initial public offering have entered into a stockholders' agreement in connection with the Acquisition. The stockholders' agreement contains, among other things, certain restrictions on the ability of the parties thereto to freely transfer shares of our stock. In addition, pursuant to the stockholders' agreement, the parties thereto agreed to vote their shares of our common stock on certain matters presented to the stockholders in the same manner that the Board and a majority of our stockholders vote on such matters. The foregoing transfer and voting provisions terminated upon completion of our initial public offering. However, following the consummation of our initial public offering, and for so long as our Sponsor holds an aggregate of at least 10% of our outstanding common stock, our Sponsor will be entitled to nominate at least one individual for election to our board, and our board and nominating committee thereof will nominate and recommend to our stockholders that such individual be elected to our board, and certain of our stockholders prior to the IPO have agreed to vote all of their shares to elect such individual to our board pursuant to the stockholders' agreement or voting proxies.

Registration Rights Agreement

        The parties to the stockholders' agreement described above also entered into a registration rights agreement in connection with the Acquisition. Pursuant to the registration rights agreement, holders of a total of 19,178,405 shares of our common stock as of July 31, 2017, have the right to require us to register these shares under the Securities Act under specified circumstances and have incidental registration rights as described below. After registration pursuant to these rights, these shares will become freely tradable without restriction under the Securities Act.

Demand Registration Rights

        Subject to certain restrictions, our Sponsor may request that we register all or a portion of its common stock for sale under the Securities Act. We will effect the registration as requested in writing by our Sponsor, unless in the good faith judgment of our Board, such registration would materially and adversely interfere with certain transactions involving the Company and should be delayed. We are not obligated to file a registration statement pursuant to these demand provisions on more than five occasions on Form S-1; however, our Sponsor is entitled to make an unlimited number of demands for registration on Form S-3.

Piggyback Registration Rights

        In addition, if at any time we register any shares of our common stock (other than pursuant to registrations on Form S-4 or Form S-8), the holders of all shares having registration rights are entitled to at least three business days notice of the registration and to include all or a portion of their common stock in the registration.

        In the event that any registration in which the holders of registrable shares participate pursuant to the registration rights agreement is an underwritten public offering, the number of registrable shares to be included may, in specified circumstances, be limited.

Other Provisions

        We will pay all registration and offering expenses, and the reasonable fees and expenses of a single special counsel for our Sponsor and a single special counsel for all other selling stockholders, related to any demand or piggyback registration. The registration rights agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify any selling stockholders in the event of material misstatements or omissions in the registration statement attributable to us, and they are obligated to indemnify us for material misstatements or omissions in the registration statement attributable to them. A particular stockholder's shares shall no longer be considered registrable shares, to which demand and piggyback registration rights apply, when such shares have been disposed of under an effective registration statement or sold under Rule 144 of the Securities Act.

Other Relationships and Transactions

        We lease office and warehouse facilities from partnerships or entities owned by certain of our directors, executive officers and stockholders, including Richard K. Mueller, the Chairman of the Board, and G. Michael Callahan, Jr., our President and Chief Executive Officer. At April 30, 2017, these leases had expiration dates through our fiscal year ending April 30, 2021. Rent expense related to these leases was approximately $0.8 million for the fiscal year ended April 30, 2017. At April 30, 2017, future minimum payments under the terms of the leases aggregated approximately $1.1 million.

        During the fiscal year ended April 30, 2017, we purchased inventories from our former subsidiary, Southern Wall Products, Inc., or SWP, an entity with which Messrs. Mueller and Callahan are affiliated, through their direct or indirect ownership interests and through their position as director. Mr. Mueller owns, either directly or indirectly, 48.6% of the common stock outstanding of SWP as of April 30, 2017 and is a director of SWP. Mr. Callahan owns, either directly or indirectly, 2.5% of the common stock of SWP as of April 30, 2017 and is a director of SWP. SWP was spun off from the Predecessor on August 31, 2012. We purchased inventory from SWP for distribution in the amount of approximately $13.0 million in the fiscal year ended April 30, 2017. The amount due to SWP for purchases of inventory for distribution as of April 30, 2017 was approximately $1.1 million. The approximate dollar value amount of Mr. Mueller's interest in these purchases was $6.3 million for the fiscal year ended April 30, 2017. The approximate dollar value amount of Mr. Callahan's interest in these purchases was $0.3 million for the fiscal year ended April 30, 2017. The approximate dollar value amount of Mr. Mueller's interest in the amount due to SWP as of April 30, 2017 was $0.5 million. The approximate dollar value amount of Mr. Callahan's interest in the amount due to SWP as of April 30, 2017 was $27,000. In addition, Messrs. Mueller and Callahan each received a payment of $60,000 from SWP in the fiscal year ended April 30, 2017 as consideration for serving on its board of directors.

        During fiscal 2017, we employed Richard W. Whitcomb and Elizabeth Whitcomb, children of Richard A. Whitcomb, one of our founders and a former holder of more than 5% of our common stock. Richard W. Whitcomb, an employee through April 30, 2017, was our Director of IT Services. His total cash compensation, including salary, bonus and other compensation in fiscal 2017 was $252,016. Elizabeth Whitcomb, an employee through June, 1, 2017, was a manager in IT Services. Her total compensation in fiscal 2017, including salary, bonus and other compensation, was $252,016. The compensation levels of Richard W. Whitcomb and Elizabeth Whitcomb were based on the compensation paid to employees in similar positions that were not related to our significant stockholders.

Policies and Procedures for Related Persons Transactions

        Our Board has adopted a policy providing that the audit committee will review and approve or ratify transactions in excess of $120,000 of value in which we participate and in which a director, executive officer or beneficial holder of more than 5% of any class of our voting securities has or will have a direct or indirect material interest. Under this policy, the Board is to obtain all information it believes to be relevant to a review and approval or ratification of these transactions. After consideration of the relevant information, the audit committee is to approve only those related party transactions that the audit committee believes are on their terms, taken as a whole, no less favorable to us than could be obtained in an arms'-length transaction with an unrelated third party and that the audit committee determines are not inconsistent with the best interests of the Company. In particular, our policy with respect to related person transactions will require our audit committee to consider the benefits to the Company, the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director has a position or relationship, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or to employees generally. A "related person" is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or their immediate family members or any entity owned or controlled by any of the foregoing persons. All of the transactions described above were entered into prior to the adoption of this policy.

OTHER MATTERS

Incorporation by Reference

        The Audit Committee Report shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the information contained on, or that can be accessed through, our website is not part of this Proxy Statement and references to our website addresses in this Proxy Statement are inactive textual references only.

Access to Reports and Other Information

        We file or furnish our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC's website at www.sec.gov.

        Our website is www.gms.com. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 100 Crescent Center Parkway, Suite 800, Tucker, Georgia 30084.

List of Company Stockholders

        A list of our stockholders as of August 21, 2017, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

        We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

Craig D. Apolinsky
Vice President, General Counsel and Corporate Secretary
Tucker, Georgia
August 22, 2017

APPENDIX A

GMS INC.
EQUITY INCENTIVE PLAN
(Adopted as of August 17, 2017)

        1.    Purpose.

        The purpose of the Plan is to assist the Company with attracting, retaining, incentivizing and motivating officers and employees of, consultants to, and non-employee directors providing services to, the Company and its Subsidiaries and to promote the success of the Company's business by providing such participating individuals with a proprietary interest in the performance of the Company. The Company believes that this incentive program will cause participating officers, employees, consultants and non-employee directors to increase their interest in the welfare of the Company and its Subsidiaries and to align those interests with those of the stockholders of the Company and its Subsidiaries.

        2.    Definitions. For purposes of the Plan:

        2.1.  "Adjustment Event" shall have the meaning ascribed to such term in Section 12.1.

        2.2.  "Award" means, individually or collectively, a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.

        2.3.  "Award Agreement" means a written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth the terms and conditions thereof.

        2.4.  "Base Price" shall have the meaning ascribed to such term in Section 6.4.

        2.5.  "Board" means the Board of Directors of the Company.

        2.6.  "Cause" shall mean (a) if a Participant is a party to an employment or a severance agreement with the Company or one of the Subsidiaries in which "Cause" is defined, the occurrence of any circumstances defined as "Cause" in such employment or severance agreement, or (b) if a Participant is not a party to an employment or severance agreement with the Company or one of the Subsidiaries in which "Cause" is defined, (i) the Participant's indictment for, or conviction or entry of a plea of guilty or nolo contendere to (A) any felony or (B) any crime (whether or not a felony) involving moral turpitude, fraud, theft, breach of trust or other similar acts, whether under the laws of the United States or any state thereof or any similar foreign law to which the Participant may be subject, (ii) the Participant's being or having been engaged in conduct constituting breach of fiduciary duty, willful misconduct or gross negligence relating to the Company or any of the Subsidiaries or the performance of the Participant's duties, (iii) the Participant's willful failure to (A) follow a reasonable and lawful directive of the Company or of the Subsidiary at which he or she is employed or provides services, or the Board or (B) comply with any written rules, regulations, policies or procedures of the Company or a Subsidiary at which he or she is employed or to which he or she provides services which, if not complied with, would reasonably be expected to have an adverse effect (other than a de minimis adverse effect) on the business or financial condition of the Company, (iv) the Participant's violation of his or her employment, consulting, separation or similar agreement with the Company or any non-disclosure, non-solicitation or non-competition covenant in any other agreement to which the Participant is subject, (v) the Participant's deliberate and continued failure to perform his or her material duties to the Company or any of its Subsidiaries or (vi) the Participant's violation of the Company's Code of Business Conduct and Ethics, as it may be amended from time to time.

        2.7.  "Change in Control" means the occurrence of any of the following:

          (a)   An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person, immediately after which such Person first acquires "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), the acquisition of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);

          (b)   The individuals who, as of the Effective Date are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Proxy Contest;

          (c)   The consummation of:

              (i)  A merger, consolidation or reorganization (x) with or into the Company or (y) in which securities of the Company are issued (a "Merger"), unless such Merger is a Non-Control Transaction. A "Non-Control Transaction" shall mean a Merger in which:

              (A)  the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (1) the corporation resulting from such Merger (the "Surviving Corporation"), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a "Parent Corporation"), or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

              (B)  the individuals who were members of the Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation, if there is no Parent Corporation, or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

              (C)  no Person other than (1) the Company or another corporation that is a party to the agreement of Merger, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity or (4) any Person who, immediately prior to the Merger, had Beneficial Ownership of Voting Securities representing more than fifty percent (50%) of the combined voting power of the Company's then-outstanding Voting

      Securities, has Beneficial Ownership, directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

             (ii)  A complete liquidation or dissolution of the Company; or

            (iii)  The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

        2.8.  "Code" means the Internal Revenue Code of 1986, as amended.

        2.9.  "Committee" means the Committee which administers the Plan as provided in Section 3.

        2.10.  "Company" means GMS Inc., a Delaware corporation, or any successor thereto.

        2.11.  "Consultant" means any consultant or advisor, other than an Employee or Director, who is a natural person and who renders services to the Company or a Subsidiary that (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

        2.12.  "Corporate Transaction" means (a) a merger, consolidation, reorganization, recapitalization or other transaction or event having a similar effect on the Company's capital stock or (b) a Change in Control.

        2.13.  "Covered Employee" means, for any Performance Cycle:

          (a)   an Employee who:

              (i)  as of the beginning of the Performance Cycle is an officer subject to Section 16 of the Exchange Act, and

             (ii)  prior to determining Performance Objectives for the Performance Cycle pursuant to Section 9, the Committee designates as a Covered Employee for that Performance Cycle; provided that, if the Committee does not make the designation in clause (ii) for a Performance Cycle, all Employees described in clause (i) shall be deemed to be Covered Employees for purposes of this Plan, and

          (b)   any other Employee that the Committee designates as a Covered Employee for that Performance Cycle.

        2.14.  "Director" means a member of the Board.

        2.15.  "Disability" means, with respect to a Participant, a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this Section 2.15, in the event any Award is considered to be "deferred compensation" as that term is defined under Section 409A and the terms of the Award are such that the definition of "disability" is required to comply with the requirements of Section 409A then, in lieu of the foregoing definition, the definition of "Disability" for purposes of such Award shall mean, with respect to a Participant, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

        2.16.  "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

        2.17.  "Dividend Equivalent Right" means a right to receive cash or Shares based on the value of dividends that are paid with respect to Shares.

        2.18.  "Effective Date" means the date of the Plan's approval by the Board, subject to the approval of the Company's stockholders.

        2.19.  "Eligible Individual" means any Employee, Director or Consultant.

        2.20.  "Employee" means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or any Subsidiary, or between the Company and any Subsidiaries.

        2.21.  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.22.  "Fair Market Value" on any date means:

          (a)   if the Shares are listed for trading on a national securities exchange, the closing price at the close of the primary trading session of the Shares on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as officially quoted in the consolidated tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price;

          (b)   if the Shares are not listed for trading on a national securities exchange, the fair market value of the Shares as determined in good faith by the Committee, and, if applicable, in accordance with Sections 409A and 422 of the Code.

        2.23.  "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

        2.24.  "Nonemployee Director" means a Director of the Board who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

        2.25.  "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

        2.26.  "Option" means a Nonqualified Stock Option or an Incentive Stock Option.

        2.27.  "Option Price" means the price at which a Share may be purchased pursuant to an Option.

        2.28.  "Outside Director" means a Director of the Board who is an "outside director" within the meaning of Section 162(m).

        2.29.  "Parent" means any corporation which is a "parent corporation" (within the meaning of Section 424(e) of the Code) with respect to the Company.

        2.30.  "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

        2.31.  "Performance Awards" means Performance Share Units, Performance Units, Performance-Based Restricted Stock or any or all of them.

        2.32.  "Performance-Based Compensation" means any Award that, pursuant to Section 14.3, is intended to constitute "performance based compensation" within the meaning of Section 162(m).

        2.33.  "Performance-Based Restricted Stock" means Shares issued or transferred to an Eligible Individual under Section 9.2.

        2.34.  "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

        2.35.  "Performance Objectives" means the objectives set forth in Section 9.3 for the purpose of determining, either alone or together with other conditions, the degree of payout and/or vesting of Performance Awards.

        2.36.  "Performance Share Units" means Performance Share Units granted to an Eligible Individual under Section 9.1(b).

        2.37.  "Performance Units" means Performance Units granted to an Eligible Individual under Section 9.1(a).

        2.38.  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act.

        2.39.  "Plan" means this GMS Inc. Equity Incentive Plan, as amended from time to time.

        2.40.  "Plan Termination Date" means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 15 hereof.

        2.41.  "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.

        2.42.  "Restricted Stock Units" means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares.

        2.43.  "SAR Payment Amount" shall have the meaning ascribed to such term in Section 6.4.

        2.44.  "Section 162(m)" means Section 162(m) of Code, and all regulations, guidance, and other interpretative authority issued thereunder.

        2.45.  "Section 409A" means Section 409A of Code, and all regulations, guidance, and other interpretative authority issued thereunder.

        2.46.  "Securities Act" means the Securities Act of 1933, as amended.

        2.47.  "Share Award" means an Award of Shares granted pursuant to Section 10.

        2.48.  "Shares" means the common stock, par value $0.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.

        2.49. "Stock Appreciation Right" means a right to receive all or some portion of the increase, if any, in the value of the Shares as provided in Section 6 hereof.

        2.50. "Subsidiary" means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company and (b) in relation to the eligibility to receive Awards other than Incentive Stock Options and continued employment or the provision of services for purposes of Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least twenty-five percent (25%) of the outstanding equity or other ownership interests.

        2.51. "Ten-Percent Shareholder" means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

        2.52. "Termination", "Terminated" or "Terminates" shall mean (a) with respect to a Participant who is an Employee, the date such Participant ceases to be employed by the Company and its Subsidiaries, (b) with respect to a Participant who is a Consultant, the date such Participant ceases to provide services to the Company and its Subsidiaries or (c) with respect to a Participant who is a Director, the date such Participant ceases to be a Director, in each case, for any reason whatsoever (including by reason of death, Disability or adjudicated incompetency). Unless otherwise set forth in an Award Agreement, (a) if a Participant is both an Employee and a Director and terminates as an Employee but remains as a Director, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have Terminated upon ceasing to be a Director and (b) if a Participant who is an Employee or a Director ceases to provide services in such capacity and becomes a Consultant, the Participant will thereupon be deemed to have been Terminated.

        3.    Administration.

        3.1.    Committee.    The Plan shall be administered by a Committee appointed by the Board. The Committee shall consist of at least two Directors of the Board and may consist of the entire Board; provided, however, that (a) if the Committee consists of less than the entire Board, then, with respect to any Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist solely of two or more Nonemployee Directors and (b) to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist solely of two or more Outside Directors. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director or an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. The acts of a majority of the total membership of the Committee at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee. All decisions and determinations by the Committee in the exercise of its powers hereunder shall be final, binding and conclusive upon the Company, its Subsidiaries, the Participants and all other Persons having any interest therein.

        3.2.    Board Reservation and Delegation.

          (a)   Except to the extent necessary for any Award intended to qualify as Performance-Based Compensation to so qualify, the Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. To the extent the Board has reserved to itself or exercises the authority and responsibility of the Committee, the Board shall be deemed to be acting as the Committee for purposes of the Plan and references to the Committee in the Plan shall be to the Board.

          (b)   Subject to applicable law, the Board may delegate, in whole or in part, any of the authority of the Committee hereunder (subject to such limits as may be determined by the Board) to any individual or committee of individuals (who need not be Directors), including without limitation the authority to make Awards to Eligible Individuals who are not officers or directors of the Company or any of its Subsidiaries and who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates any such authority to make Awards as provided by this Section 3.2(b), all references in the Plan to the Committee's authority to make Awards and determinations with respect thereto shall be deemed to include the Board's delegate.

        3.3.    Committee Powers.    Subject to the express terms and conditions set forth herein, the Committee shall have all of the powers necessary to enable it to carry out its duties under the Plan, including, without limitation, the power from time to time to:

          (a)   determine those Eligible Individuals to whom Awards shall be granted under the Plan and determine the number of Shares or amount of cash in respect of which each Award is granted, prescribe the terms and conditions (which need not be identical) of each such Award, including, (i) in the case of Options, the Option Price and the duration of the Option and (ii) in the case of Stock Appreciation Rights, the Base Price per Share and the duration of the Stock Appreciation Right, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

          (b)   construe and interpret the Plan and the Awards granted hereunder, establish, amend and revoke rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan, including, but not limited to, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective;

          (c)   determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a Termination for purposes of the Plan;

          (d)   cancel, with the consent of the Participant, outstanding Awards or as otherwise permitted under the terms of the Plan;

          (e)   exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (f)    generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

        3.4.    Non-Uniform Determinations.    The Committee's determinations under the Plan need not be uniform and may be made by it selectively among Persons who receive, or are eligible to receive, Awards (whether or not such Persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the Eligible Individuals to receive Awards under the Plan and the terms and provision of Awards under the Plan.

        3.5.    Non-U.S. Employees.    Notwithstanding anything herein to the contrary, with respect to Participants working outside the United States, the Committee may establish subplans, determine the terms and conditions of Awards, and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States.

        3.6.    Indemnification.    No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

        3.7.    No Repricing of Options or Stock Appreciation Rights.    The Committee shall have no authority to (i) make any adjustment (other than in connection with an Adjustment Event, a Corporate Transaction or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the Option Price of an Option or Base Price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants or other means, or (ii) cancel for cash or other consideration any Option whose Option Price is greater than the then Fair Market Value of a Share or Stock Appreciation Right whose Base Price is greater than the then Fair Market Value of a Share unless, in either case the Company's stockholders shall have approved such adjustment, amendment or cancellation.

        4.    Stock Subject to the Plan; Grant Limitations.

        4.1.    Aggregate Number of Shares Authorized for Issuance.    Subject to any adjustment as provided in the Plan, the maximum number of Shares that may be issued pursuant to Awards granted under the Plan shall not exceed 2,500,000 Shares (inclusive of 588,935 shares remaining under the Company's 2014 Stock Option Plan), all of which may granted as Incentive Stock Options. Notwithstanding anything herein to the contrary, no more than 5% (Five Percent) of the number of Shares authorized for issuance under the Plan (subject to any adjustment as provided in the Plan) may be issued subject to a vesting period of less than one year. The Shares to be issued under the Plan may be, in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Company and held by it as treasury shares.

        4.2.    Individual Participant Limit.    The aggregate number of Shares that may be the subject of Options or Stock Appreciation Rights granted in any calendar year may not exceed 375,000 Shares in the case of an Eligible Individual who is not a Director, or 15,000 Shares in the case of a Director, in both cases subject to adjustment as provided in Section 12. The aggregate number of Shares that may be the subject of Restricted Stock, Restricted Stock Units, Share Awards, Performance-Based Restricted Stock and Performance Share Units granted in any calendar year may not exceed 375,000 Shares in the case of an Eligible Individual who is not a Director, or 15,000 Shares in the case of a Director, subject to adjustment as provided in Section 12. The maximum dollar amount of cash that any individual may receive in any calendar year in respect of Performance-Based Compensation may not exceed $4,000,000, and for any Performance Cycle in excess of one year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Cycle and the denominator of which is twelve (12).

        4.3.    Calculating Shares Available.    If an Award or any portion thereof that is granted under the Plan (i) expires or otherwise terminates without all of the Shares covered by such Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than Shares), such expiration, termination or settlement will not reduce (or otherwise offset) the number of Shares that may be available for issuance under the Plan. If any Shares issued pursuant to an Award are forfeited and returned back to or reacquired by the Company because of the failure to meet a contingency or condition required to vest such Shares in the Participant, then the Shares that are forfeited or reacquired will again become available for issuance under the Plan. Any Shares tendered or withheld (i) to pay the Option Price of an Option or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan shall not become available again for issuance under this Plan.

        5.    Stock Options.

        5.1.    Authority of Committee.    The Committee may grant Options to Eligible Individuals in accordance with the Plan, the terms and conditions of the grant of which shall be set forth in an Award Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any of its Subsidiaries on the date the Incentive Stock Option is granted. Options shall be subject to the following terms and provisions:

        5.2.    Option Price.    The Option Price or the manner in which the Option Price is to be determined shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the Option Price shall not be less than the greater of (i) the par value of a Share and (ii) 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).

        5.3.    Maximum Duration.    Options granted hereunder shall be for such term as the Committee shall determine; provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, further, however, that unless the Committee provides otherwise, (i) an Option (other than an Incentive Stock Option) may, upon the death of the Participant prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Participant's death (but in no event beyond the date on which the Option otherwise would expire by its terms), and (ii) if, at the time an Option (other than an Incentive Stock Option) would otherwise expire at the end of its term, the exercise of the Option is prohibited by applicable law or the Company's insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies. The Committee may, subsequent to the granting of any Option, extend the period within which the Option may be exercised (including following a Participant's Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Option could have been exercised and the 10th anniversary of the date of grant of the Option, except as otherwise provided herein in this Section 5.3.

        5.4.    Vesting.    The Committee shall determine and set forth in the applicable Award Agreement the time or times at which an Option shall become vested and exercisable; provided that no Award granted to an Employee that vests solely based on the performance of services shall have a vesting period of less than one year. To the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

        5.5.    Limitations on Incentive Stock Options.    To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.5) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

        5.6.    Method of Exercise.    The exercise of an Option shall be made only by giving notice in the form and to the Person designated by the Company, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted. The Option Price for any Shares purchased pursuant to the exercise of an Option shall be paid in any of, or any combination of, the following forms: (a) cash or its equivalent (e.g., a check), (b) if permitted by the Committee, the transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee, (c) Share withholding as a result of which the number of Shares issued upon exercise of an Option would be reduced by a number of Shares having a Fair Market Value equal to the Option Price, (d) through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee or (e) in the form of other property as determined by the Committee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded down to the nearest number of whole Shares.

        5.7.    Rights of Participants.    No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised with respect to such Shares pursuant to the terms of the applicable Award Agreement, (b) the Company shall have issued and delivered Shares (whether or not certificated) to the Participant, a securities broker acting on behalf of the Participant or such other nominee of the Participant and (c) the Participant's name, or the name of his or her broker or other nominee, shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement.

        5.8.    Effect of Change in Control.    Any specific terms applicable to an Option in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

        6.    Stock Appreciation Rights.

        6.1.    Grant.    The Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option. Awards of Stock Appreciation Rights shall be subject to the following terms and provisions.

        6.2.    Terms; Duration.    Stock Appreciation Rights shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that unless the Committee provides otherwise, (i) a Stock Appreciation Right may, upon the death of the Participant prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Participant's death (but in no event beyond the date on which the Stock Appreciation Right otherwise would expire by its terms) and (ii) if, at the time a Stock Appreciation Right would otherwise expire at the end of its term, the exercise of the Stock Appreciation Right is prohibited by applicable law or the Company's insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies. The Committee may, subsequent to the granting of any Stock Appreciation Right, extend the period within which the Stock Appreciation Right may be exercised (including following a Participant's Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Stock Appreciation Right could have been exercised and the 10th anniversary of the date of grant of the Stock Appreciation Right, except as otherwise provided herein in this Section 6.2.

        6.3.    Vesting.    The Committee shall determine and set forth in the applicable Award Agreement the time or times at which a Stock Appreciation Right shall become vested and exercisable. To the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Stock Appreciation Right expires. The Committee may accelerate the exercisability of any Stock Appreciation Right or portion thereof at any time.

        6.4.    Amount Payable.    Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted (the "Base Price") by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised (the "SAR Payment Amount"). Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.

        6.5.    Method of Exercise.    Stock Appreciation Rights shall be exercised by a Participant only by giving notice in the form and to the Person designated by the Company, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised.

        6.6.    Form of Payment.    Payment of the SAR Payment Amount may be made in the discretion of the Committee solely in whole Shares having an aggregate Fair Market Value equal to the SAR Payment Amount, solely in cash or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment shall be rounded down to the nearest whole Share.

        6.7.    Effect of Change in Control.    Any specific terms applicable to a Stock Appreciation Right in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

        7.    Dividend Equivalent Rights.

        The Committee may grant Dividend Equivalent Rights, either in tandem with an Award or as a separate Award, to Eligible Individuals in accordance with the Plan. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Award Agreement evidencing the Award. Amounts payable in respect of Dividend Equivalent Rights shall be deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate and the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments, as determined by the Committee.

        8.    Restricted Stock; Restricted Stock Units.

        8.1.    Restricted Stock.    The Committee may grant Awards of Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Share certificates. With respect to Shares in a book entry account in a Participant's name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, administrator or the Company's corporate secretary as determined by the Committee in its sole discretion. Awards of Restricted Stock shall be subject to the following terms and provisions:

          (a)    Rights of Participant.    Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted provided that the Participant has executed an Award Agreement evidencing the Award and any other documents which the Committee may require as a condition to the issuance of such Shares. At the discretion of the Committee, Shares issued in connection with an Award of Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award

  Agreement, upon the issuance of the Shares, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          (b)    Terms and Conditions.    Each Award Agreement shall specify the number of Shares of Restricted Stock to which it relates, the conditions which must be satisfied in order for the Restricted Stock to vest and the circumstances under which the Award will be forfeited.

          (c)    Delivery of Shares.    Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares of Restricted Stock, free of all restrictions hereunder.

          (d)    Treatment of Dividends.    Pursuant to an Award of Restricted Stock the payment to the Participant of dividends declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Participant until such time; provided, however, that a dividend payable in respect of Restricted Stock that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividends are payable. With respect to such deferred dividends, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

          (e)    Effect of Change in Control.    Any specific terms applicable to Restricted Stock in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

        8.2.    Restricted Stock Unit Awards.    The Committee may grant Awards of Restricted Stock Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each such Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the following terms and provisions:

          (a)    Payment of Awards.    Each Restricted Stock Unit shall represent the right of the Participant to receive one Share upon vesting of the Restricted Stock Unit or on any later date specified by the Committee; provided, however, that the Committee may provide for the settlement of Restricted Stock Units in cash equal to the Fair Market Value of the Shares that would otherwise be delivered to the Participant (determined as of the date the Shares would have been delivered), or a combination of cash and Shares. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit.

          (b)    Effect of Change in Control.    Any specific terms applicable to Restricted Stock Units in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

        9.    Performance Awards.

        9.1.    Performance Units and Performance Share Units.    The Committee may grant Awards of Performance Units and/or Performance Share Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Awards of Performance Units and Performance Share Units shall be subject to the following terms and provisions:

          (a)    Performance Units.    Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the specified dollar amount or a percentage or multiple of the specified dollar amount depending on the level of Performance Objective attained. The Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit.

          (b)    Performance Share Units.    Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee, (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the Fair Market Value of a Share on the date the Performance Share Unit became vested or any other date specified by the Committee. The Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit.

          (c)    Terms and Conditions; Vesting and Forfeiture.    Each Award Agreement shall specify the number of Performance Units or Performance Share Units to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Units or Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited.

          (d)    Payment of Awards.    Subject to Section 9.3(c), payment to Participants in respect of vested Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested. Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment.

        9.2.    Performance-Based Restricted Stock.    The Committee, may grant Awards of Performance-Based Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement may require that an appropriate legend be placed on Share certificates. With respect to Shares in a book entry account in a Participant's name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, administrator or the Company's corporate secretary as determined by the Committee in its sole discretion. Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions:

          (a)    Rights of Participant.    Performance-Based Restricted Stock shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted or at such other time or times as the Committee may determine; provided, however, that no Performance-Based Restricted Stock shall be issued until the Participant has executed an Award Agreement evidencing the Award, and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. At the discretion of the Committee, Shares issued in connection with an Award of Performance-Based Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon issuance of the Shares, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          (b)    Terms and Conditions.    Each Award Agreement shall specify the number of Shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance-Based Restricted Stock to vest, the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited; provided, however, that no Performance Cycle for Performance-Based Restricted Stock shall be less than one (1) year.

          (c)    Treatment of Dividends.    At the time the Award of Performance-Based Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Participant shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance-Based Restricted Stock and (ii) held by the Company for the account of the Participant until such time; provided, however, that a dividend payable in respect of Performance-Based Restricted Stock shall be subject to restrictions and risk of forfeiture to the same extent as the Performance-Based Restricted Stock with respect to which such dividends are payable. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Performance-Based Restricted Stock) or held in cash. Payment of deferred dividends in respect of Shares of Performance-Based Restricted Stock (whether held in cash or in additional Shares of Performance-Based Restricted Stock) shall be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Performance-Based Restricted Stock shall be forfeited upon the forfeiture of such Performance-Based Restricted Stock.

          (d)    Delivery of Shares.    Upon the lapse of the restrictions on Shares of Performance-Based Restricted Stock awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.

        9.3.    Performance Objectives.

          (a)    Establishment.    With respect to any Performance Awards intended to constitute Performance-Based Compensation, Performance Objectives for Performance Awards may be expressed in terms of: (i) sales, including (a) net sales, (b) unit sales volume or (c) product price, including mill net price; (ii) share price, including (a) market price per share and (b) share price appreciation; (iii) earnings, including (a) earnings per share, reflecting dilution of shares, (b) gross or pre-tax profits, (c) post-tax profits, (d) operating profit, (e) earnings net of or including dividends, (f) earnings net of or including the after-tax cost of capital, (g) earnings before (or after) interest and taxes, (h) earnings per share from continuing operations, diluted or basic, (i) earnings before (or after) interest, taxes, depreciation and amortization, (j) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items, (k) operating earnings, (l) growth in earnings or growth in earnings per share and (m) total earnings; (iv) return on equity, including (a) return on equity, (b) return on invested capital, (c) return or net return on assets, (d) return on net assets, (e) return on equity, (f) return on gross sales, (g) return on investment, (h) return on capital, (i) return on invested capital, (j) return on committed capital, (k) financial return ratios, (l) value of assets and (m) change in assets; (v) cash flow(s), including (a) operating cash flow, (b) net cash flow, (c) free cash flow and (d) cash flow on investment; (vi) revenue, including (a) gross or net revenue and (b) changes in annual revenues; (vii) margins, including (a) adjusted pre-tax margin and (b) operating margins; (viii) income, including (a) net income and (b) consolidated net income; (ix) economic value added; (x) costs, including (a) operating or administrative expenses, (b) operating expenses as a percentage of revenue, (c) expense or cost levels, (d) reduction of losses, loss ratios or expense ratios, (e) reduction in fixed costs, (f) expense reduction levels, (g) operating cost management, (h) cash costs per unit of sale and (i) cost of capital; (xi) financial ratings, including (a) credit rating, (b) capital expenditures, (c) debt, (d) debt reduction, (e) working capital, (f) average invested capital and (g) attainment of balance sheet or income statement objectives; (xii) market or category share, including (a) market share, (b) volume, (c) unit sales volume and (d) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (xiii) shareholder return, including (a) total shareholder return, (b) shareholder return based on growth measures or the attainment of a specified share price for a specified period of time and (c) dividends; (xiv) objective nonfinancial performance criteria, including (a) attainment of strategic and business goals, (b) regulatory compliance, (c) productivity and productivity improvements, (d) inventory turnover, average inventory turnover or inventory controls, (e) net asset turnover, (f) customer satisfaction based on specified objective goals or Company-sponsored customer surveys, (g) employee satisfaction based on specified objective goals or Company-sponsored employee surveys, (h) objective employee diversity goals, (i) employee turnover, (j) specified objective environmental goals, (k) specified objective social goals, (l) specified objective goals in corporate ethics and integrity, (m) specified objective safety goals, (n) specified objective business integration goals, (o) specified objective business expansion goals or goals relating to acquisitions or divestitures and (p) succession plan development and implementation; or (xv) any combination of or a specified increase in any of the foregoing. With respect to Performance Awards not intended to constitute Performance-Based Compensation, Performance Objectives may be based on any of the foregoing or any other performance criteria as may be established by the Committee. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. In the case of a Performance Award which is intended to constitute Performance-Based Compensation, the Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed and (ii) the date which is ninety (90) days after the commencement of the Performance Cycle and in any event while the performance relating to the Performance Objectives remains substantially uncertain.

          (b)    Effect of Certain Events.    The Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events, including any one or more of the following with respect to the Performance Period (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; or (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The events may relate to the Company as a whole or to any part of the Company's business or operations, as determined by the Committee at the time the Performance Objectives are established. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee and, in respect of Performance Awards intended to constitute Performance-

  Based Compensation, such adjustments shall be permitted only to the extent permitted under Section 162(m) without adversely affecting the treatment of any Performance Award as Performance-Based Compensation.

          (c)    Determination of Performance.    Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance-Based Compensation. In respect of a Performance Award, the Committee may, in its sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 9. The Committee may exercise such discretion in a non-uniform manner among Participants. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Performance Award intended to constitute Performance-Based Compensation if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as Performance-Based Compensation.

          (d)    Effect of Change in Control.    Any specific terms applicable to a Performance Award in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement.

        10.    Share Awards.

        The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

        11.    Effect of Termination of Employment; Transferability.

        11.1.    Termination.    The Award Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon Termination, which shall be as the Committee may, in its discretion, determine at the time the Award is granted or at anytime thereafter.

        11.2.    Transferability of Awards and Shares.

          (a)    Non-Transferability of Awards.    Except as set forth in Section 11.2(c) or (d) or as otherwise permitted by the Committee and as set forth in the applicable Award Agreement, either at the time of grant or at anytime thereafter, no Award (other than Restricted Stock or Performance-Based Restricted Stock with respect to which the restrictions have lapsed) shall be (i) sold, transferred or otherwise disposed of, (ii) pledged or otherwise hypothecated or (iii) subject to attachment, execution or levy of any kind; and any purported transfer, pledge, hypothecation, attachment, execution or levy in violation of this Section 11.2 shall be null and void.

          (b)    Restrictions on Shares.    The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, restrictions under the requirements of any stock exchange or market upon which such Shares are then listed or traded and restrictions under any blue sky or state securities laws applicable to such Shares.

          (c)    Transfers By Will or by Laws of Descent or Distribution.    Any Award may be transferred by will or by the laws of descent or distribution; provided, however, that (i) any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable

  Award Agreement; and (ii) the Participant's estate or beneficiary appointed in accordance with this Section 11.2(c) will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority.

          (d)    Beneficiary Designation.    To the extent permitted by applicable law, the Company may from time to time permit each Participant to name one or more individuals (each, a "Beneficiary") to whom any benefit under the Plan is to be paid or who may exercise any rights of the Participant under any Award granted under the Plan in the event of the Participant's death before he or she receives any or all of such benefit or exercises such Award. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation or if any such designation is not effective under applicable law as determined by the Committee, benefits under Awards remaining unpaid at the Participant's death and rights to be exercised following the Participant's death shall be paid to or exercised by the Participant's estate.

        12.    Adjustment upon Changes in Capitalization.

        12.1.  In the event that (a) the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution or other similar corporate event or transaction or (b) there is an extraordinary dividend or distribution by the Company in respect of its Shares or other capital stock or securities convertible into capital stock in cash, securities or other property (any event described in (a) or (b), an "Adjustment Event"), the Committee shall determine the appropriate adjustments to (i) the maximum number and kind of shares of stock or other securities or other equity interests as to which Awards may be granted under the Plan (including the individual Participant limits set forth in Section 4.2), (ii) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the Plan, (iv) the Option Price of outstanding Options and the Base Price of outstanding Stock Appreciation Rights, and (v) the Performance Objectives applicable to outstanding Performance Awards.

        12.2.  Any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in a manner intended not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, (b) subject to outstanding Awards that are intended to qualify as Performance-Based Compensation shall be made in a manner intended not to adversely affect the treatment of the Awards as Performance-Based Compensation and (c) with respect to any Award that is not subject to Section 409A, in a manner intended not to subject the Award to Section 409A and, with respect to any Award that is subject to Section 409A, in a manner intended to comply with Section 409A.

        12.3.  If, by reason of an Adjustment Event, pursuant to an Award, a Participant shall be entitled to, or shall be entitled to exercise an Award with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award prior to such Adjustment Event, as may be adjusted in connection with such Adjustment Event in accordance with this Section 12.

        13.    Effect of Certain Transactions.

        13.1.  Except as otherwise provided in the applicable Award Agreement, in connection a Corporate Transaction, either:

          (a)   outstanding Awards shall, unless otherwise provided in connection with the Corporate Transaction, continue following the Corporate Transaction and shall be adjusted if and as provided for in the agreement or plan (in the case of a liquidation or dissolution) entered into or adopted in connection with the Corporate Transaction (the "Transaction Agreement"), which may include, in the sole discretion of the Committee or the parties to the Corporate Transaction, the assumption or continuation of such Awards by, or the substitution for such Awards of new awards of, the surviving, successor or resulting entity, or a parent or subsidiary thereof, with such adjustments as to the number and kind of shares or other securities or property subject to such new awards, exercise prices and other terms of such new awards as the Committee or the parties to the Corporate Transaction shall agree, or

          (b)   outstanding Awards shall terminate upon the consummation of the Corporate Transaction; provided, however, that vested Awards shall not be terminated without:

              (i)  in the case of vested Options and Stock Appreciation Rights (including those Options and Stock Appreciation Rights that would become vested upon the consummation of the Corporate Transaction), (1) providing the holders of affected Options and Stock Appreciation Rights a period of at least fifteen (15) calendar days prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights, or (2) providing the holders of affected Options and Stock Appreciation Rights payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the Option or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per Share consideration to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration, if not otherwise distributed to the Participant, to be determined by the Committee in good faith) over the Option Price of the Option or the Base Price of the Stock Appreciation Rights, or

             (ii)  in the case of vested Awards other than Options or Stock Appreciation Rights (including those Awards that would become vested upon the consummation of the Corporate Transaction), providing the holders of affected Awards payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the Award being cancelled of the per Share consideration to be paid or distributed to stockholders in the Corporate Transaction, in each case with the value of any non-cash consideration, if not otherwise distributed to the Participant, to be determined by the Committee in good faith.

          (c)   For the avoidance of doubt, if the amount determined pursuant to clause (b)(i)(2) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor.

        13.2.  Without limiting the generality of the foregoing or being construed as requiring any such action, in connection with any such Corporate Transaction the Committee may, in its sole and absolute discretion, cause any of the following actions to be taken effective upon or at any time prior to any Corporate Transaction (and any such action may be made contingent upon the occurrence of the Corporate Transaction):

          (a)   cause any or all unvested Options and Stock Appreciation Rights to become fully vested and immediately exercisable (as applicable) and/or provide the holders of such Options and Stock

  Appreciation Rights a reasonable period of time prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights;

          (b)   with respect to unvested Options and Stock Appreciation Rights that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Option or Stock Appreciation Right being terminated in an amount equal to all or a portion of the excess, if any, of the per Share consideration to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration, if not otherwise distributed to the Participant, to be determined by the Committee in good faith) over the exercise price of the Option or the Base Price of the Stock Appreciation Right, which may, to the extent permitted by Section 409A, be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or at such other time or times as the Committee may determine;

          (c)   with respect to unvested Awards (other than Options or Stock Appreciation Rights) that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Award being terminated in an amount equal to all or a portion of the per Share consideration to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration, if not otherwise distributed to the Participant, to be determined by the Committee in good faith), which may, to the extent permitted by Section 409A, be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or at such other time or times as the Committee may determine.

          (d)   For the avoidance of doubt, if the amount determined pursuant to clause (b) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor.

        13.3.  Notwithstanding anything to the contrary in this Plan or any Agreement,

          (a)   the Committee may, in its sole discretion, provide in the Transaction Agreement or otherwise for different treatment for different Awards or Awards held by different Participants and, where alternative treatment is available for a Participant's Awards, may allow the Participant to choose which treatment shall apply to such Participant's Awards;

          (b)   any action permitted under this Section 13 may be taken without the need for the consent of any Participant. To the extent a Corporate Transaction also constitutes an Adjustment Event and action is taken pursuant to this Section 13 with respect to an outstanding Award, such action shall conclusively determine the treatment of such Award in connection with such Corporate Transaction notwithstanding any provision of the Plan to the contrary (including Section 12).

          (c)   to the extent the Committee chooses to make payments to affected Participants pursuant to Section 13.1(b)(i)(2) or (ii) or Section 13.2(b) or (c) above, any Participant who has not returned any letter of transmittal or similar acknowledgment that the Committee requires be signed in connection with such payment within the time period established by the Committee for returning any such letter or similar acknowledgement shall forfeit his or her right to any payment and his or her associated Awards may be cancelled without any payment therefor.

        14.    Interpretation.

        14.1.    Section 16 Compliance.    The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

        14.2.    Compliance with Section 409A.    All Awards granted under the Plan are intended either not to be subject to Section 409A or, if subject to Section 409A, to be administered, operated and construed in compliance with Section 409A. Notwithstanding this or any other provision of the Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause the Plan or any Award granted hereunder to comply with Section 409A and all regulations and other guidance issued thereunder or to not be subject to Section 409A. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan.

        14.3.    Section 162(m).    Unless otherwise determined by the Committee in its sole discretion, each Performance Award granted to an Eligible Individual who is also a Covered Employee, and each Option and Stock Appreciation Right (whether or not granted to a Covered Employee), is intended to constitute Performance-Based Compensation. If any provision of the Plan or any Award Agreement relating to an Award that is intended to constitute Performance-Based Compensation does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements and, in the case of any Performance Award, no provision of the Plan or any Award Agreement shall be deemed to confer upon the Committee any discretion to increase the amount of compensation otherwise payable in connection with any such Award upon the attainment of the Performance Objectives.

        15.    Term; Plan Termination and Amendment of the Plan; Modification of Awards.

        15.1.    Term.    The Plan shall terminate on the Plan Termination Date and no Award shall be granted after that date. The applicable terms of the Plan and any terms and conditions applicable to Awards granted prior to the Plan Termination Date shall survive the termination of the Plan and continue to apply to such Awards.

        15.2.    Plan Amendment or Plan Termination.    The Board may earlier terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a)   except as otherwise provided in Section 14.2, no such amendment, modification, suspension or termination shall materially and adversely alter any Awards theretofore granted under the Plan, except with the consent of the Participant, nor shall any amendment, modification, suspension or termination deprive any Participant of any Shares which he or she may have acquired through or as a result of the Plan; and

          (b)   to the extent necessary under any applicable law, regulation or exchange requirement or as provided in Section 3.7, no other amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

        15.3.    Modification of Awards.    No modification of an Award shall materially and adversely alter or impair any rights or obligations under the Award without the consent of the Participant.

        16.    Non-Exclusivity of the Plan.

        The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        17.    Limitation of Liability.

        As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (a)   give any person any right to be granted an Award other than at the sole discretion of the Committee;

          (b)   limit in any way the right of the Company or any of its Subsidiaries to terminate the employment of or the provision of services by any person at any time;

          (c)   be evidence of any agreement or understanding, express or implied, that the Company will pay any person at any particular rate of compensation or for any particular period of time; or

          (d)   be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

        18.    Regulations and Other Approvals; Governing Law.

        18.1.    Governing Law.    Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

        18.2.    Compliance with Law.

          (a)   The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          (b)   The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          (c)   Each grant of an Award and the issuance of Shares or other settlement of the Award is subject to compliance with all applicable federal, state and foreign law. Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be or shall be deemed to be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee. Any person exercising an Option or receiving Shares in connection with any other Award shall make such representations and agreements and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements.

        18.3.    Transfers of Plan Acquired Shares.    Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the

Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

        19.    Miscellaneous.

        19.1.    Award Agreements.    Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed on behalf of the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Awards as the Committee may provide. If required by the Committee, an Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.

        19.2.    Forfeiture Events; Clawback.    The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, clawback or recoupment upon the occurrence of certain specified events or as required by law, in addition to any otherwise applicable forfeiture provisions that apply to the Award. Without limiting the generality of the foregoing, any Award under the Plan shall be subject to the terms of any clawback policy maintained by the Company or as required by law, as it may be amended from time to time.

        19.3.    Multiple Agreements.    The terms of each Award may differ from other Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to or, subject to Section 3.7, in substitution for one or more Awards previously granted to that Eligible Individual.

        19.4.    Withholding of Taxes.    The Company or any of its Subsidiaries may withhold from any payment of cash or Shares to a Participant or other Person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or take any other action it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant, exercise, vesting or settlement of any Award under the Plan. The Company or any of its Subsidiaries shall have the right to require the payment of any such taxes or to withhold from wages or other amounts otherwise payable to a Participant or other Person, and require that the Participant or other Person furnish all information deemed necessary by the Company or any of its Subsidiaries to meet any tax reporting obligation as a condition to exercise or before making any payment or the issuance or release of any Shares pursuant to an Award. If the Participant or other Person shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or other Person or to take such other action as may be necessary to satisfy such withholding obligations. If specified in an Award Agreement at the time of grant or otherwise approved by the Committee in its sole discretion, a Participant may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Shares then issuable to him or her or the cash otherwise payable to him or her pursuant to an Award or (iii) deliver Shares owned by the Participant prior to the exercise, vesting or other settlement of an Award, in each case having an aggregate Fair Market Value equal to the withholding taxes. To the extent that Shares are used to satisfy withholding obligations of a Participant pursuant to this Section 19.4 (whether previously-owned Shares or Shares withheld from an Award), they may only be used to satisfy the minimum tax withholding required by law (or such other amount as will not have any adverse accounting impact as determined by the Committee).

        19.5.    Disposition of ISO Shares.    If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

        19.6.    Plan Unfunded.    The Plan shall be unfunded. Except for reserving a sufficient number of authorized Shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Award granted under the Plan.

APPENDIX B

GMS INC.
EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
INTRODUCTION

        1.1    Purpose.    The GMS Inc. Employee Stock Purchase Plan is intended to provide a method whereby Eligible Employees of GMS Inc. and its Designated Subsidiaries will have an opportunity to purchase shares of Common Stock through accumulated payroll deductions.

        1.2    Qualification.    It is the intention of the Company that the Plan will qualify as an "employee stock purchase plan" under Section 423 or any successor provision of the Code. The provisions of the Plan shall be construed so as to extend or limit the operation of, and participation in, the Plan as necessary to conform to the requirements of Section 423 of the Code.

ARTICLE II
DEFINITIONS

        Capitalized terms used in the Plan shall have the following meanings:

        2.1   "Adjustment Event" occurs if (a) the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution or other similar corporate event or transaction or (b) there is an extraordinary dividend or distribution by the Company in respect of its shares of Common Stock or other capital stock or securities convertible into capital stock in cash or in property.

        2.2   "Board" shall mean the Board of Directors of the Company.

        2.3   "Code" shall mean the Internal Revenue Code of 1986, as amended. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

        2.4   "Committee" shall mean the Compensation Committee of the Board; provided, that if there is no Compensation Committee of the Board, or if the Board determines that the Compensation Committee shall not be the Committee, then the Committee shall be the Board or such Directors as are appointed by the Board to be the Committee.

        2.5   "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

        2.6   "Company" shall mean GMS Inc., a Delaware corporation, and shall include any successor thereto by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

        2.7   "Compensation" shall mean means (i) regular base salary paid to a Participant by the Company or a Designated Subsidiary during such Participant's period of participation in the Plan and (ii) any overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments received during such period. Compensation shall be calculated before deduction of (A) any income or employment tax or other withholdings; or (B) any contributions made by the employee to any Code Section 401(k) salary deferral plan or Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Subsidiary. Compensation shall not include any contributions made on the Participant's behalf by the Company or any Subsidiary to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Compensation). The Plan Administrator may make modifications to the definition of Eligible Compensation for one or more Offerings as deemed appropriate.

        2.8   "Contribution" shall mean, for any Offering Period, the total of all payroll deductions from a Participant's Compensation during the Offering Period pursuant to Section 4.1 hereof; provided, however, that a Participant's Contribution may be reduced in whole or in part by the Plan Administrator, in its discretion, at any time during an Offering Period which is scheduled to end during the then-current calendar year to the extent necessary in order to comply with the provisions of Section 423(b)(8) of the Code and Section 3.1(b) hereof; and, provided, further, however, that a Participant's Contribution in any calendar year may not exceed the Participant's Compensation during such calendar year.

        2.9   "Corporate Transaction" means (a) a merger, consolidation, reorganization, recapitalization or other similar change in the Company's capital stock or (b) a liquidation or dissolution of the Company.

        2.10 "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. The Committee may designate, or terminate the designation of, a Subsidiary as a Designated Subsidiary at any time.

        2.11 "Director" shall mean a director of the Company.

        2.12 "Eligible Employee" shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after a Purchase Right is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty (20) hours per week; and (iii) whose customary employment is for more than five (5) months in any calendar year; provided, however, that the Committee may waive the requirements in either or both of clauses (ii) or (iii) for any Offering Period. For purposes of clause (i) in the preceding sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual. In addition, in the event local law prescribes that individuals employed for less than twenty (20) hours per week and/or less than five (5) months in any calendar year must be offered participation in the Plan, then all such individuals will be considered Eligible Employees under the Plan. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period of leave.

        2.13 "Employee" shall mean any individual who renders services to the Company or a Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code or as determined under applicable local law.

        2.14 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.15 "Fair Market Value" on any date means the closing price at the close of the primary trading session of the shares of Common Stock on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as officially quoted in the consolidated tape of transactions on such exchange or such other source as the Plan Administrator deems reliable for the applicable date, or if there has been no such closing price of the shares of Common Stock on such date, on the next preceding date on which there was such a closing price.

        2.16 "Offering" means an offering of Common Stock pursuant to this Plan.

        2.17 "Offering Date" shall mean the first business day of each Offering Period.

        2.18 "Offering Price" shall have the meaning set forth in Section 5.3 hereof.

        2.19 "Offering Period" shall mean each period during which an Offering is outstanding under the Plan. Each Offering Period shall be of such duration, not exceeding twenty-seven (27) months, as determined by the Plan Administrator prior to the beginning of the applicable Offering Period.

        2.20 "Participant" shall mean any Eligible Employee who elects to participate in the Plan in accordance with the provisions of Section 3.2 hereof.

        2.21 "Plan" shall mean the GMS Inc. Employee Stock Purchase Plan, as amended from time to time.

        2.22 "Plan Administrator" shall mean the Compensation Committee or the Administrative Committee to the extent the Administrative Committee is carrying out its administrative functions under the Plan.

        2.23 "Purchase Date" shall mean the last business day of each Offering Period, and each other date or dates within an Offering Period, if any, as may be determined by the Committee prior to the commencement of the Offering Period.

        2.24 "Purchase Right" shall mean the right to purchase shares of Common Stock granted to an Eligible Employee pursuant to Article V.

        2.25 "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.26 "Subsidiary" shall mean any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

        3.1    Eligibility.

          (a)   Each Employee who is an Eligible Employee on an Offering Date shall be eligible to participate in the Offering Period commencing on such Offering Date. Persons who are not Eligible Employees on an Offering Date shall not be eligible to participate in the Plan with respect to that Offering Period.

          (b)   Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted a Purchase Right to purchase shares of Common Stock under the Plan which permits such Eligible Employee's rights to purchase stock under all employee stock purchase plans of the Company or any Subsidiary subject to Section 423 of the Code to accrue at a rate which exceeds $25,000 of Fair Market Value of the Common Stock (determined at the time such Purchase Right is granted) for each calendar year in which such Purchase Right is outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

        3.2    Commencement of Participation.    An Eligible Employee may become a Participant by completing an authorization for payroll deductions on the form provided by the Plan Administrator and filing the completed form in accordance with the enrollment procedures established by the Plan Administrator. Payroll deductions for a Participant shall commence on the next following Offering Date after the Employee's authorization for payroll deductions becomes effective. Each Participant shall be deemed to continue participation in the Plan until the earlier of (a) the termination of the Plan and (b) such Eligible Employee's termination of participation in the Plan pursuant to Article VII hereof.

 ARTICLE IV
PARTICIPANT CONTRIBUTIONS

        4.1    Amount of Deduction.    The form described in Section 3.2 will permit a Participant to elect percentage (between 1-10% of Compensation) or fixed dollar amount of payroll deductions for each pay period ending during an Offering Period; provided, that a Participant's payroll deductions may be reduced in whole or in part by the Plan Administrator, in its discretion, at any time during an Offering Period which is scheduled to end during the then-current calendar year to the extent necessary in order to comply with the provisions of Section 423(b)(8) of the Code and Section 3.1(b) hereof.

        4.2    Participant's Account.    All payroll deductions made for a Participant pursuant to Section 4.1 hereof shall be credited to a bookkeeping account established for such Participant under the Plan.

        4.3    Changes in Payroll Deductions.    A Participant may increase or reduce (including a complete cessation) future payroll deductions (within the limits described in Section 4.1 hereof) by completing a form provided by the Plan Administrator for such purpose and filing the completed form in accordance with the procedures established by the Plan Administrator. An increase or reduction in future payroll deductions may be made at any time and (i) with respect to increases in payroll deductions, shall be effective as of the first day of the next Offering Period and (ii) with respect to decreases in payroll deductions, shall be effective as of the first pay period as is practicable following the Company's receipt of the form providing for a decrease in payroll deductions. A Participant is permitted to make no more than one payroll deduction change that is effective during any Offering Period. Until a Participant has timely submitted a form in the manner specified in this Section 4.3, payroll deduction will continue throughout the Offering Period and future Offering Periods (unless participation in the Plan ceases pursuant to Section 7.1) in accordance with the most recent payroll deduction authorization form submitted by the Participant.

        4.4    Withholding.    At any time, the Company or a Designated Subsidiary may withhold from the Participant's Compensation an amount necessary for the Company to satisfy any applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the early disposition of the Common Stock by the Participant. Furthermore, the Company reserves the right to satisfy its applicable withholding obligations by any other means, as determined by the Plan Administrator. The Company may defer delivery of shares of Common Stock until such withholding requirements are satisfied. The Committee may, in its discretion, permit a Participant or beneficiary to elect, subject to such conditions as the Committee shall impose, to have a number of whole shares of Common Stock otherwise issuable under the Plan withheld that, based on their Fair Market Value on the date immediately preceding the applicable Purchase Date, is a sufficient number, but not more than is required, to satisfy the withholding tax obligations.

ARTICLE V
OFFERINGS

        5.1    Offering Periods.    Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Offering Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been earlier terminated. The terms and conditions of each Offering Period may vary, and two or more Offering Periods may run concurrently under the Plan, each with its own terms and conditions. In addition, special Offering Periods may be established under such other circumstances as the Plan Administrator deems appropriate. In no event, however, shall the terms and conditions of any Offering Period contravene the express limitations and restrictions of the Plan, and the Participants in each separate Offering Period shall have equal rights and privileges under that offering in accordance with the requirements of Section 423(b)(5) of the Code and the applicable Treasury Regulations thereunder.

        5.2    Number of Shares Subject to Purchase Rights.    On each Offering Date, each Participant shall be deemed to have been granted a Purchase Right to purchase a number of shares of Common Stock equal to (a) the Contribution divided by (b) the applicable Offering Price determined as provided in Section 5.3 hereof; provided, that purchases hereunder shall be subject to the limitations set forth in Section 3.1(b) hereof.

        5.3    Offering Price.    Unless otherwise determined by the Committee, the per share purchase price of shares of Common Stock purchased with Contributions made during any Offering Period (the "Offering Price") by a Participant shall be equal to the lesser of:

          (a)   eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date of such Offering Period; or

          (b)   eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Purchase Date of such Offering Period (or if there is more than one (1) Purchase Date in the Offering Period, on the applicable Purchase Date).

        If the Committee desires to establish an Offering Price or a formula for setting the Offering Price for an Offering Period that is different than the Offering Price determined above, it shall do so in advance of the applicable Offering Period; provided, that, the Offering Price shall in no event be less than the Offering Price determined above. Any such Offering Price or formula for setting the Offering Price may, if the Committee so determines, remain in effect for subsequent Offering Periods until modified by the Committee.

ARTICLE VI
EXERCISE AND OTHER TERMS OF PURCHASE RIGHTS

        6.1    Automatic Exercise.    Subject to Section 12.7 hereof, and unless a Participant withdraws from the Plan as provided in Section 7.1 hereof or otherwise becomes ineligible to participate in the Plan, each Participant's right to purchase of shares of Common Stock with Contributions made during any Offering Period shall be exercised automatically on the each Purchase Date within the Offering Period, and the maximum number of full shares of Common Stock subject to the Purchase Right shall be purchased for the Participant at the applicable Offering Price with the accumulated Contributions in such Participant's account as of the applicable Purchase Date. No fractional shares shall be purchased, and any Contributions accumulated in a Participant's account which are not sufficient to purchase a full share of Common Stock on a Purchase Date shall be retained in the Participant's account for the next following Offering Period or, if applicable, the next Purchase Date within the Offering Period. In addition, if by reason of the accrual limitations set forth in Section 3.1(b), any Purchase Right of a Participant does not accrue for a particular Offering Period, then the Contributions which the Participant made during that Offering Period with respect to such Purchase Right shall be refunded as soon as administratively feasible after the end of the Offering Period.

        6.2    Non-Transferability of Rights.    Purchase Rights under the Plan may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Section 7.1 hereof. During a Participant's lifetime, Purchase Rights held by a Participant shall be exercisable only by such Participant.

        6.3    Delivery of Shares.    Subject to Section 12.7 hereof, as promptly as practicable after each Purchase Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Participant of the shares of Common Stock purchased by the Participant in a form determined by the Plan Administrator and pursuant to rules established by the Plan Administrator. The Plan Administrator may permit or require that shares be deposited directly with a broker designated by the

Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Plan Administrator may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any Purchase Right granted under the Plan until such shares have been purchased and delivered to the Participant, including to a broker designated by the Company, as provided in this Section 6.3.

        6.4    Stock Transfer Restrictions.    The Plan is intended to satisfy the requirements of Section 423 of the Code. Shares of Common Stock purchased under the Plan may contain such restrictions, terms and conditions as the Committee may, in its discretion, determine, and the Committee may, in its discretion, require that an appropriate legend be placed on the certificates evidencing such shares of Common Stock.

ARTICLE VII
WITHDRAWAL

        7.1    In General.    At any time prior to the last five (5) business days before a Purchase Date, a Participant may withdraw all or a portion of the Contributions credited to such Participant's account and not yet used to exercise such Participant's Purchase Right under the Plan by giving written notice to the Plan Administrator in accordance with any procedures the Plan Administrator may set. Such withdrawn amount shall be paid to the Participant as soon as reasonably practicable after receipt of the notice of withdrawal, and the Participant's Purchase Right for the Offering Period with respect to such amount shall be automatically terminated. No further contributions for the purchase of shares of Common Stock shall be made during such Offering Period, and such Participant shall not participate in such Offering Period with respect to the withdrawn amount.

        7.2    Effect on Subsequent Participation.    A Participant's withdrawal from any Offering Period shall not have any effect upon such Participant's eligibility to participate in any subsequent Offering Period or in any similar plan which may hereafter be adopted by the Company and for which such Participant is otherwise eligible. If a Participant withdraws all of the Participant's Contributions with respect to an Offering Period, the Participant may participate in the Plan in successive Offering Periods by providing written notice to the Plan Administrator in accordance with provisions of Section 3.2 hereof and in accordance with any procedures the Plan Administrator may set.

        7.3    Termination of Eligible Employee Status.    Upon a Participant's ceasing to be an Eligible Employee for any reason, including as a result of a termination of the Participant's employment with the Company or any Designated Subsidiary, as the case may be, for any reason (including retirement or death), such Participant shall be deemed to no longer be a Participant under the Plan, and the Contributions credited to such Participant's account shall be refunded to him or her as soon as reasonably practicable, or, in the case of his or her death, to the person or persons entitled thereto under Section 12.1 hereof.

ARTICLE VIII
NO INTEREST ON CONTRIBUTIONS

        8.1    No Interest on Contributions.    No interest will be paid or allowed on any Contributions made pursuant to the Plan or credited to the account of or distributed to any Participant.

ARTICLE IX
STOCK

        9.1    Maximum Shares.    Subject to the provisions of Sections 12.3 and 12.4 hereof, the maximum number of shares of Common Stock that may be issued under the Plan shall be 2,000,000 shares, which shares may be authorized but unissued shares of Common Stock or treasury shares (including, without limitation, shares acquired by the Company on the open market).

        9.2    Participant's Interest in Shares.    No Participant shall be deemed for any purpose to be the owner of shares of Common Stock subject to any Purchase Right held by such Participant unless and until (a) the Purchase Right shall have been exercised as provided in Section 6.1 hereof, (b) the Company shall have issued and delivered shares of Common Stock or evidence of book entry shares to the Participant and (c) the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock. Shares of Common Stock purchased by a Participant under the Plan will be recorded in the books and records of the Company in the name of the Participant.

ARTICLE X
ADMINISTRATION

        10.1    Plan Administrator.    The Plan shall be administered by the Committee. The Committee may delegate any or all of its administrative authority under the Plan to a committee comprised of officers or senior level employees of the Company (the "Administrative Committee"). However, the Administrative Committee shall not have the authority to (i) increase the maximum number of shares available for issuance under the Plan or the maximum number of shares that may be purchased by any Participant for any Offering Period (other than for adjustments under Section 12.4), (ii) modify the eligibility requirements under the Plan, (iii) designate a Subsidiary as a Designated Subsidiary, (iv) change the maximum duration of Offering Periods, (v) establish or change the Offering Price for any Offering Period or (vi) take any action specifically reserved by the Committee.

        10.2    Actions of Committee and Administrative Committee.    The Committee and the Administrative Committee, as applicable, shall hold meetings when it deems necessary and shall keep minutes of its meetings. The acts of a majority of the total membership of the Committee or Administrative Committee at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee or the Administrative Committee, as applicable. Determinations or actions under the Plan to be made or taken by the Plan Administrator may be taken by action of either the Committee or the Administrative Committee (subject to the limitations in Section 10.1) and determinations or actions under the Plan to be made or taken by the Committee may only be taken by action of the Committee.

        10.3    Authority of Plan Administrator.    Subject to the provisions of the Plan, the Plan Administrator shall have the authority to construe the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Plan Administrator may establish any policies or procedures that in its discretion are necessary or appropriate for the operation and administration of the Plan and may adopt rules for the administration of the Plan. All decision and determinations by the Plan Administrator in the exercise of its powers hereunder shall be final, binding and conclusive upon all parties.

        10.4    No Liability.    No member of the Committee or the Administrative Committee shall be liable for any action or determination made in good faith with respect hereto or any Purchase Right granted hereunder.

ARTICLE XI
FOREIGN JURISDICTIONS

        11.1 The Plan Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing sentence, the Plan Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, contributing to the Plan by means other than payroll deductions, payment of interest on Contributions, conversion of local currency, withholding procedures, withdrawing from the Plan, beneficiary designations, the use of funds and handling of stock certificates which may vary to comply with or facilitate compliance with local law and procedures.

        11.2 The Plan Administrator may also adopt Plan supplements applicable to particular Designated Subsidiaries or locations, which supplements may (as determined by the Plan Administrator) constitute provisions of this Plan applicable to such Designated Subsidiaries or locations or one or more sub-plans not intended to comply with Section 423 of the Code. The terms and conditions of any such sub-plan shall supersede the provisions of this Plan to the extent determined by the Plan Administrator, with the exception of Section 9.1, but unless otherwise so superseded, the provisions of this Plan shall be deemed incorporated into any such sub-plan.

ARTICLE XII
MISCELLANEOUS

        12.1    Designation of Beneficiary.    To the extent permitted by applicable law, the Company may from time to time permit each Participant to name one or more individuals to whom (i) any shares of Common Stock and cash, if any, is to be delivered and paid from such Participant's account under the Plan in the event of such Participant's death subsequent to a Purchase Date but prior to delivery to such Participant of such shares and cash and (ii) cash, if any, is to be paid in the event of such Participant's death prior to a Purchase Date. In the absence of any such designation or if any such designation is not effective under applicable law as determined by the Plan Administrator, any shares of Common Stock or cash remaining in the Participant's account at the Participant's death shall be delivered or paid to the Participant's estate.

        12.2    Use of Funds.    All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

        12.3    Adjustment Upon Changes in Capitalization, Dissolution, Liquidation or Corporate Transaction.

          (a)    Changes in Capitalization.

              (i)  In the event of an Adjustment Event, the Committee shall make such adjustments, if any, as it determines are equitable and appropriate to (A) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Purchase Rights may be granted under the Plan, (B) the maximum number and class of shares of Common Stock or other stock or securities that may be issued upon exercise of Purchase Rights under the Plan, (C) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Purchase Rights may be granted to any Eligible Employee in any calendar year and (D) the number and class of shares of Common Stock or other stock or securities which are subject to outstanding Purchase Rights granted under the Plan and the Offering Price therefor, if applicable.

             (ii)  Any such adjustment in the shares of Common Stock or other stock or securities subject to outstanding Purchase Rights (including any adjustments in the Offering Price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 423 and 424 of the Code.

            (iii)  If, by reason of any such adjustment, a Participant shall be entitled to, or a Participant shall be entitled to exercise a Purchase Right with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions that were applicable to the shares of Common Stock subject to the Purchase Right prior to such adjustment.

          (b)    Corporate Transactions.

              (i)  In the event of a Corporate Transaction, the Committee shall have the option, in its discretion, to (A) accelerate the next Purchase Date with respect to the Offering Period then in progress to any payroll date preceding the Corporate Transaction and promptly refund (without interest) any cash balance remaining in a Participant's account to such Participant or (B) terminate the Offering Period then in progress immediately prior to the consummation of such Corporate Transaction and refund the entire cash balance of a Participant's account to such Participant as soon as reasonably practicable.

        12.4    Amendment and Termination.    The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, (a) increase the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Section 12.4 hereof) or (b) change the class of Employees eligible to receive Purchase Rights under the Plan; and provided, further, however, that no termination, modification or amendment of the Plan may, without the consent of a Participant then having a Purchase Right under the Plan, adversely affect the rights of such Participant under such Purchase Right, except that the foregoing shall not prohibit the Company from terminating the Plan at any time (including during an Offering Period) and applying the amounts theretofore withheld from a Participant to the purchase of shares of Common Stock as if the termination date of the Plan were a Purchase Date and promptly refunding (without interest) any cash balance remaining in such Participant's account to the Participant.

        12.5    Non-Exclusivity of the Plan.    The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or purchase rights other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        12.6    Limitation of Liability.    As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (a)   give any person any right to be granted a Purchase Right except as specifically provided in the Plan;

          (b)   give any person any rights whatsoever with respect to shares of Common Stock except as specifically provided in the Plan;

          (c)   limit in any way the right of the Company to terminate the employment of any person at any time; or

          (d)   be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

          12.7    Conditions to Issuance of Shares.

          (a)   The issuance of shares of Common Stock is subject to compliance with all applicable federal, state and foreign law. Further, if at any time the Plan Administrator determines, in its discretion, that the listing, registration or qualification of the shares of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of shares of Common Stock, no shares of Common Stock shall be or shall be deemed to be issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Plan Administrator. Any person exercising a Purchase Right or receiving shares of Common Stock shall make such representations and agreements and furnish such information as the Plan Administrator may request to assure compliance with the foregoing or any other applicable legal requirements.

          (b)   Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of shares of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such shares of Common Stock shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Plan Administrator may require any individual receiving shares of Common Stock pursuant to exercise of any Purchase Right, as a condition precedent to receipt of such shares of Common Stock, to represent and warrant to the Company in writing that the shares of Common Stock acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such shares of Common Stock shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

        12.8    Governing Law.    Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

        12.9    Effective Date.    The effective date of the Plan shall be as determined by the Board, subject only to approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months after the adoption of the Plan by the Board.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. GMS INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E32425-P97192 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. GMS INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposals: For Against Abstain For Against Abstain ! ! ! ! 2 Years ! ! ! ! 3 Years ! ! ! ! Abstain ! ! ! ! ! ! 1a. G. Michael Callahan, Jr. 4. Approval of the GMS Equity Incentive Plan. 1b. Peter C. Browning 5. Approval of the GMS Inc. Employee Stock Purchase Plan. NOTE: Such other business may properly come before the meeting or any adjournment thereof. 1c. Theron I. Gilliam 2. Advisory vote to approve named executive officer compensation. The Board of Directors recommends you vote 1 Year 1 year on the following proposal: ! ! ! ! 3. Advisory vote on the frequency of future advisory votes on executive compensation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONSOLIDATED ID TEMPLATE V1

GMS Inc. Annual Meeting of Stockholders Wednesday, October 18, 2017 1:00 p.m. local time GMS Inc. Headquarters 100 Crescent Centre Parkway, Seventh floor Tucker, Georgia 30084 Important information if you plan to attend the Annual Meeting in person You are entitled to attend the Annual Meeting only if you were a stockholder of record as of August 21, 2017 or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of August 21, 2017, such as your most recent account statement prior to August 21, 2017, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (800) 392-4619 to obtain directions to vote in person at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. E32426-P97192 GMS INC. Annual Meeting of Stockholders Wednesday, October 18, 2017 1:00 p.m. local time Proxy Solicited on Behalf of the Board of Directors of GMS Inc. for the Annual Meeting of Stockholders The undersigned hereby constitutes and appoints H. Douglas Goforth and Craig D. Apolinsky, and each of them, his or her true and lawful agents and proxies, each with full power of substitution, to represent the undersigned and to vote all of the shares of GMS Inc. common stock of the undersigned at the Annual Meeting of Stockholders of GMS Inc. to be held in the auditorium at our headquarters located at 100 Crescent Centre Parkway, Seventh floor, Tucker, GA 30084, on Wednesday, October 18, 2017, at 1:00 p.m. local time, and at any postponements or adjournments thereof, on Proposals 1 through 5 as specified on the reverse side hereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to stand for election) and on such other matters as may properly come before said meeting. This proxy, when properly signed, dated and returned, will be voted as specified by you. If no direction is made, this proxy will be voted (and voting instructions given) FOR each of the director nominees, FOR Proposals 2, 4 and 5, and for every 1 YEAR on Proposal 3. The Board of Directors recommends that you vote FOR each of the director nominees, FOR Proposals 2, 4 and 5, and for every 1 YEAR on Proposal 3. In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the meeting or any postponements or adjournments thereof. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Messrs. Goforth and Apolinsky cannot vote these shares unless you sign, date and return this card or vote on the Internet or by telephone. If you vote by the Internet or telephone, please DO NOT mail back this proxy card. If you wish to attend the Annual Meeting in person, you should be prepared to present photo identification for admittance. Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 18, 2017. GMS INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of GMS INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. CONSOLIDATED ID TEMPLATE V1 E32417-P97192 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:August 21, 2017 Date: October 18, 2017Time: 1:00 p.m. local time Location: GMS Inc. Headquarters 100 Crescent Centre Parkway Seventh floor Tucker, Georgia 30084

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E32418-P97192 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 4, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. G. Michael Callahan, Jr. 1b. Peter C. Browning 1c. Theron I. Gilliam 2. Advisory vote to approve named executive officer compensation. The Board of Directors recommends you vote 1 year on the following proposal: 3. Advisory vote on the frequency of future advisory votes on executive compensation. The Board of Directors recommends you vote FOR the following proposals: 4. Approval of the GMS Equity Incentive Plan. 5. Approval of the GMS Inc. Employee Stock Purchase Plan. NOTE: Such other business may properly come before the meeting or any adjournment thereof. E32419-P97192 Voting Items

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